UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-04847

ECLIPSE FUNDS

(Exact name of Registrant as specified in charter)

51 Madison Avenue, New York, NY 10010

(Address of principal executive offices) (Zip code)

J. Kevin Gao, Esq.

169 Lackawanna Avenue

Parsippany, New Jersey 07054

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 576-7000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2012

Form N-CSR

Item 1. Reports to Stockholders.

MainStay High Yield Opportunities Fund

Message from the President and Annual Report

October 31, 2012

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Message from the President

Most major equity markets delivered positive results for the 12 months ended October 31, 2012. In the United States, stocks provided solid double-digit returns. With a few notable exceptions, international stock markets generally ended the reporting period in positive territory.

The stock market’s advance, however, was far from uniform. After rising to an early peak at the end of March 2012, domestic and international stocks lost ground until the beginning of June. After that, stocks generally rose, reaching their high point for the reporting period in mid-September. Although stocks remained relatively buoyant through mid-October, they drifted lower as the reporting period came to a close.

A variety of forces converged to help fuel these market move-ments. Investors kept a close eye on developments in the European sovereign debt crisis. The European Central Bank’s Long Term Refinancing Operations helped stabilize European credit markets and provide needed liquidity. Although private holders of Greek sovereign debt had to accept a reduction in their recovery value, the anticipated voluntary exchange pro-vided a positive spark to the markets. Rising unemployment and new austerity measures may impede economic growth as the European Union seeks to strike a delicate balance between fiscal and monetary policies.

In the United States, the Federal Reserve announced an open-ended agency mortgage-backed security purchase program, which helped calm market concerns. The Federal Reserve also continued its maturity extension program (referred to by some as “operation twist”), which seeks to put downward pressure on longer-term interest rates. At the short end of the yield curve, the Federal Reserve maintained the federal funds rate in a near-zero range. In September 2012, the Federal Open Market Committee anticipated that “exceptionally low levels for the federal funds rate” were “likely to be warranted at least through mid-2015.”

With markets stabilizing and short-term interest rates at very low levels, yield-hungry investors had incentives to lengthen maturities and accept higher risk. Domestic high-yield bonds provided double-digit returns for the reporting period, municipal bonds and convertible securities provided high single-digit returns, and domestic corporate bonds provided positive overall returns.

While most investors are pleased when markets rise, MainStay portfolio managers know that long-term results depend on more than short-term market movements. They also depend on the consistent application of well-defined investment strategies and risk-management techniques over longer periods. Our long-term perspective gives our portfolio managers the ability to look past the daily ups and downs of the market as they pursue the specific investment objectives of their individual Funds.

At MainStay, we believe that a long-term perspective can help investors as well. Instead of trying to capitalize on short-term market movements, you may prefer to focus on the long-term potential that can come from getting invested, staying invested and adding to your investments over time. Of course, past performance is no guarantee of future results.

The following pages contain more specific information on the securities, market events and investment decisions that affected your MainStay Fund(s) during the 12 months ended October 31, 2012. We invite you to read the information carefully and use it as part of your ongoing portfolio evaluation and investment review.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (800-624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended October 31, 2012

Class	Sales Charge		One Year	Since Inception (12/14/07)	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	8.71 13.83%	10.44 11.48%	1.75 1.75%
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	8.72 13.84	10.50 11.55	1.75 1.75
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	11.97 12.97	10.65 10.65	2.51 2.51
Class I Shares	No Sales Charge		14.10	11.81	1.50

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares might have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	One Year	Since Inception
Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index[4]	13.15%	9.91%
Average Lipper High Yield Fund[5]	12.26	7.69

4.	The Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index is a market value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issuers included in the Index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. No single issuer may constitute greater than 2% of the Index. The Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.	The average Lipper high yield fund is representative of funds that, by portfolio practice, aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt issues. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay High Yield Opportunities Fund

Cost in Dollars of a $1,000 Investment in MainStay High Yield Opportunities Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2012, to October 31, 2012, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2012, to October 31, 2012.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/12	Ending Account Value (Based on Actual Returns and Expenses) 10/31/12	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/12	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,064.60	$7.84	$1,017.50	$7.66

Class A Shares	$1,000.00	$1,065.00	$7.99	$1,017.40	$7.81

Class C Shares	$1,000.00	$1,061.50	$11.66	$1,013.80	$11.39

Class I Shares	$1,000.00	$1,066.20	$6.80	$1,018.60	$6.65

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.51% for Investor Class, 1.54% for Class A, 2.25% for Class C and 1.31% for Class I) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	7

Portfolio Composition as of October 31, 2012 (Unaudited)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of October 31, 2012 (excluding short-term investment)

1.	American International Group, Inc., 4.875%–8.625%, due 3/15/67–5/22/68

2.	CIT Group, Inc.

3.	Ford Motor Co.

4.	Royal Bank of Scotland N.V., 4.70%, due 6/10/19

5.	MGM Resorts International, 6.75%–8.625%, due 2/1/19–10/1/20
6.	Chesapeake Energy Corp., 6.625%, due 8/15/20

7.	Sprint Capital Corp., 6.90%–8.75%, due 5/1/19–3/15/32

8.	Portugal Obrigacoes do Tesouro OT, 4.95%, due 10/25/23

9.	UR Merger Sub Corp., 7.375%–8.375%, due 5/15/20–4/15/22

10.	Reynolds Group Issuer, Inc., 8.25%–9.875%, due 5/15/18–2/15/21

Top Five Short Positions as of October 31, 2012

1.	United States Treasury Notes, 0.875%–3.50%, due 2/28/17–2/15/18
2.	Levi Strauss & Co., 7.625%, due 5/15/20
3.	Nordstrom, Inc., 6.25%, due 1/15/18
4.	SunTrust Bank, 7.25%, due 3/15/18
5.	Royal Caribbean Cruises, Ltd., 7.50%, due 10/15/27

8	MainStay High Yield Opportunities Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Dan Roberts, PhD, Louis N. Cohen, Michael Kimble and Taylor Wagenseil of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay High Yield Opportunities Fund perform relative to its peers and its benchmark during the 12 months ended October 31, 2012?

Excluding all sales charges, MainStay High Yield Opportunities Fund returned 13.83% for Investor Class shares, 13.84% for Class A shares and 12.97% for Class C shares for the 12 months ended October 31, 2012. Over the same period, the Fund’s Class I shares returned 14.10%. All share classes outperformed the 12.26% return of the average Lipper1 high yield fund for the reporting period. Investor Class, Class A and Class I shares outperformed—and Class C shares underperformed—the 13.15% return of the Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index2 for the 12 months ended October 31, 2012. The Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index is the Fund’s broad-based securities-market index. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund’s performance relative to the Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index and its peers was primarily driven by the Fund’s overweight position in higher-beta3 high-yield securities, which were the strongest performers within the high-yield bond market during the reporting period.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

MainStay High Yield Opportunities Fund was invested in forwards, which were used to hedge the Fund’s non-dollar exposure. These forwards had a positive impact on the Fund’s overall performance.

What was the Fund’s duration4 strategy during the reporting period?

The Fund’s duration was shorter than that of the Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index during the reporting period. In general, high-yield bonds tend to have shorter durations than their investment-grade counterparts.

These bonds also tend to have a low correlation to U.S. Treasury securities, so they have a lower sensitivity to interest rates. To further reduce the Fund’s duration and its exposure should interest rates rise, the Fund maintained a short position in U.S. Treasury futures.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

There were many macro factors to consider and the Fund experienced some periods of market volatility, but we did not make any material changes to the Fund’s positioning during the reporting period. Toward the beginning of the economic recov-ery in the United States (before the reporting period began), we had judged that accommodative monetary policy by the Federal Reserve and improving economic data would be positive signs for spread5 product such as high-yield corporate bonds. As a result, we had already positioned the Fund with a higher beta profile.

We saw several reasons to believe that the market would continue to favor spread product. The low interest-rate environment sparked healthy demand for higher-yielding products; and improving profitability signaled that corporations were doing more with less: less leverage, less short-term debt and smaller funding gaps. In our opinion, improving credit fundamentals would support narrower spreads, or less compensation for assuming credit risk, alongside a favorable balance of supply and demand for corporate debt.

During the reporting period, which market segments were the strongest positive contributors to the Fund’s performance and which market segments were particularly weak?

Two segments that contributed to the Fund’s performance were financials (banks, financial services and insurance) and housing-related (home building and building materials). Our overweight positions in these segments added to the Fund’s relative results, as they both outperformed the Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index during the reporting period. In particular, the financial markets directly benefited as concerns about the European sovereign debt crisis eased and the markets rallied.

1.	See footnote on page 6 for more information on Lipper Inc.
2.	See footnote on page 6 for more information on the Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index.
3.	Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
5.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

mainstayinvestments.com	9

Among the Fund’s top performers from the financial sector during the reporting period were insurance companies AIG, Liberty Mutual and Lincoln, banks Ally and Bank of America and financial service companies CIT and Sallie Mae. Positive trends in the housing market lifted the Fund’s housing-related holdings, specifically PulteGroup, K Hovnanian Enterprises, Beazer Homes USA, USG and Texas Industries. Telecommunications company Sprint Nextel was also among the Fund’s top performers during the reporting period.

Lagging sectors on a relative basis—but positive on an absolute basis—were energy and utilities.

Did the Fund make any significant purchases or sales during the reporting period?

New high-yield issuance was very robust during the reporting period. In terms of volume, new issuance exceeded the previous record set in 2010. The majority of the new issuance (61% year-to-date though October 2012) has been for refinancing; and as a result, several companies that we held redeemed their bonds. These included Corrections Corporation of America and Meritage Homes. There were also companies that the Fund had owned in prior periods that fit our process. Some of these companies, including Chesapeake Energy, Mohegan Tribal and KB Home, issued new securities that we purchased for the Fund.

How did the Fund’s sector weightings change during the reporting period?

We did not change the Fund’s sector weightings relative to the Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index. We maintained the Fund’s positioning as we sought to take advantage of a market where we believed credit spreads would continue to tighten.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2012, the Fund’s most significantly overweight positions relative to the Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index were in cyclical industries, such as gaming and housing and the financials sector. As of the same date, the Fund’s most significantly underweight positions relative to the Index were in the health care and energy industries. Additionally, the Fund’s duration was shorter than that of the Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index as of October 31, 2012.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay High Yield Opportunities Fund

Portfolio of Investments††† October 31, 2012

	Principal Amount	Value

Long-Term Bonds 96.8%† Asset-Backed Securities 2.9%
Airlines 0.5%
America West Airlines Pass-Through Trust Series 2000-1, Class G 8.057%, due 7/2/22	$1,686,461	$1,808,731
American Airlines Pass-Through Trust Series 2001-1, Class A1 6.977%, due 11/23/22 (a)	1,420,359	1,406,154
Continental Airlines, Inc. Series 2004-ERJ1, Class A 9.558%, due 3/1/21	1,757,024	1,862,445
Northwest Airlines, Inc. Series 2007-1, Class A 7.027%, due 5/1/21	922,161	1,018,988

		6,096,318

Home Equity 2.1%
Carrington Mortgage Loan Trust Series 2006-NC4, Class A5 0.271%, due 10/25/36 (b)(c)	3,161,107	2,242,862
Citigroup Mortgage Loan Trust, Inc. Series 2007-AHL2, Class A3A 0.281%, due 5/25/37 (b)(c)	866,501	650,219
Equifirst Loan Securitization Trust Series 2007-1, Class A2A 0.271%, due 4/25/37 (b)(c)	178,335	166,898
First NLC Trust Series 2007-1, Class A1 0.281%, due 8/25/37 (b)(c)(d)	1,168,828	487,523
GSAA Home Equity Trust
Series 2006-14, Class A1 0.261%, due 9/25/36 (b)	506,943	252,488
Series 2006-18, Class AV1 0.281%, due 11/25/36 (b)(c)	125,795	51,135
Series 2007-5, Class 2A1A 0.331%, due 4/25/47 (b)	498,232	332,414
Home Equity Loan Trust Series 2007-FRE1, Class 2AV1 0.341%, due 4/25/37 (b)(c)	660,844	547,010
HSI Asset Securitization Corp. Trust Series 2007-NC1, Class A1 0.311%, due 4/25/37 (b)(c)	2,305,796	1,953,447
JP Morgan Mortgage Acquisition Corp.
Series 2007-HE1, Class AF1 0.311%, due 3/25/47 (b)(c)	980,435	679,294
Series 2007-CH2, Class AF2 5.308%, due 1/25/37 (c)	2,303,869	1,652,768
Merrill Lynch Mortgage Investors Trust Series 2007-MLN1, Class A2A 0.321%, due 3/25/37 (b)(c)	2,386,296	1,680,931

	Principal Amount	Value

Home Equity (continued)
Morgan Stanley ABS Capital I, Inc.
Series 2006-HE6, Class A2B 0.311%, due 9/25/36 (b)(c)	$1,419,523	$901,903
Series 2006-HE8, Class A2B 0.311%, due 10/25/36 (b)(c)	270,335	143,153
Series 2007-NC2, Class A2FP 0.361%, due 2/25/37 (b)(c)	2,055,528	1,044,488
Option One Mortgage Loan Trust Series 2006-2, Class 2A2 0.311%, due 7/25/36 (b)(c)	974,691	539,182
Renaissance Home Equity Loan Trust Series 2007-2, Class AF1 5.893%, due 6/25/37 (c)	3,324,373	1,633,105
Securitized Asset Backed Receivables LLC Trust
Series 2006-FR4, Class A2A 0.291%, due 8/25/36 (b)(c)	3,339,708	1,258,328
Series 2007-BR4, Class A2A 0.301%, due 5/25/37 (b)(c)	1,253,286	598,212
Soundview Home Equity Loan Trust
Series 2007-OPT1, Class 2A1 0.291%, due 6/25/37 (b)(c)	2,299,797	2,128,876
Series 2006-EQ2, Class A2 0.321%, due 1/25/37 (b)(c)	2,560,565	1,466,072
Specialty Underwriting & Residential Finance Series 2006-BC4, Class A2B 0.321%, due 9/25/37 (b)(c)	3,507,214	2,800,711

		23,211,019

Student Loans 0.3%
Keycorp Student Loan Trust
Series 2006-A, Class 2A2 0.444%, due 6/27/25 (b)	684,203	680,127
Series 2000-A, Class A2 0.747%, due 5/25/29 (b)	3,518,805	3,222,944

		3,903,071

Total Asset-Backed Securities (Cost $36,731,598)		33,210,408

Convertible Bond 0.1%
Holding Company—Diversified 0.1%
Icahn Enterprises, L.P. 4.00%, due 8/15/13 (b)(e)	1,125,000	1,134,000

Total Convertible Bond (Cost $1,068,573)		1,134,000

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings or issuers held, as of October 31, 2012, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	11

Portfolio of Investments††† October 31, 2012 (continued)

	Principal Amount	Value

Corporate Bonds 65.2%
Aerospace & Defense 1.1%
B/E Aerospace, Inc. 6.875%, due 10/1/20 (e)	$1,670,000	$1,853,700
Ducommun, Inc. 9.75%, due 7/15/18	3,875,000	4,097,813
TransDigm, Inc. 7.75%, due 12/15/18	5,715,000	6,300,787

		12,252,300

Airlines 1.8%
Continental Airlines, Inc.
7.875%, due 1/2/20	2,463,283	2,543,340
9.798%, due 10/1/22	1,213,369	1,322,572
Delta Air Lines, Inc. Series 2010-2 Class B Pass Through Trust 6.75%, due 5/23/17 (e)	4,000,000	4,160,000
U.S. Airways Group, Inc. Series A 6.25%, due 10/22/24	903,163	966,385
U.S. Airways, Inc. Series 2012-1B, Pass Through Trust 8.00%, due 4/1/21	5,450,000	5,695,250
UAL 2009-2B Pass-Through Trust 12.00%, due 7/15/17 (d)	2,805,432	3,071,948
United Air Lines, Inc. 12.00%, due 11/1/13 (d)	2,300,000	2,357,500

		20,116,995

Auto Manufacturers 1.7%
Chrysler Group LLC / CG Co-Issuer, Inc.
8.00%, due 6/15/19	535,000	569,106
8.25%, due 6/15/21	7,138,000	7,628,737
♦Ford Motor Co.
7.50%, due 8/1/26	255,000	298,350
8.90%, due 1/15/32	410,000	543,763
9.98%, due 2/15/47 (e)	2,000,000	2,777,500
General Motors Corp. (Escrow Shares)
7.375%, due 5/23/48 (f)(g)(h)	350,000	35
8.375%, due 7/15/49 (f)(g)(h)	16,275,000	1,628
8.80%, due 3/1/49 (f)(g)(h)	488,000	49
9.40%, due 7/15/21 (f)(g)(h)	2,000,000	200
Navistar International Corp. 8.25%, due 11/1/21 (e)	7,550,000	7,068,687

		18,888,055

Auto Parts & Equipment 1.7%
Commercial Vehicle Group, Inc. 7.875%, due 4/15/19	5,075,000	4,992,531
Goodyear Tire & Rubber Co. (The)
7.00%, due 5/15/22	4,160,000	4,362,800
8.25%, due 8/15/20	4,025,000	4,372,156
Pittsburgh Glass Works LLC 8.50%, due 4/15/16 (d)	4,055,000	3,740,738

	Principal Amount		Value

Auto Parts & Equipment (continued)
Tomkins LLC / Tomkins, Inc. 9.00%, due 10/1/18		$1,482,000	$1,659,840

			19,128,065

Banks 5.2%
ABN Amro North American Holding Preferred Capital Repackage Trust I 6.523%, due 12/29/49 (b)(d)		3,500,000	3,500,000
Ally Financial, Inc. 8.00%, due 11/1/31		4,450,000	5,296,617
Bank of America Corp. 8.00%, due 12/29/49 (b)		504,000	561,315
Capital One Capital IV 6.745%, due 2/5/82 (b)(e)		2,975,000	3,006,237
♦CIT Group, Inc.
5.00%, due 5/15/17		15,330,000	16,154,754
5.00%, due 8/15/22		3,775,000	3,911,761
Deutsche Postbank Funding Trust IV 5.983%, due 6/29/49 (b)		€9,400,000	9,929,801
Fifth Third Capital Trust IV 6.50%, due 4/15/67 (b)(e)		$2,105,000	2,110,263
Lloyds TSB Bank PLC 13.00%, due 12/19/21 (b)	A$	1,811,000	2,242,087
National Capital Trust I Series Reg S 5.62%, due 9/29/49 (b)		£5,000,000	7,463,590
SunTrust Bank 7.25%, due 3/15/18 (e)		$2,000,000	2,445,122
Wachovia Capital Trust III 5.57%, due 3/29/49 (b)		1,000,000	992,500
Wells Fargo & Co. 7.98%, due 3/29/49 (b)		770,000	910,525

			58,524,572

Building Materials 2.5%
Associated Materials LLC / AMH New Finance, Inc. 9.125%, due 11/1/17		6,320,000	6,256,800
Boise Cascade LLC 7.125%, due 10/15/14		2,265,000	2,269,304
Desarrolladora Homex S.A.B. de C.V. 9.75%, due 3/25/20 (d)		4,500,000	4,545,000
Texas Industries, Inc. 9.25%, due 8/15/20		7,798,000	8,324,365
USG Corp.
6.30%, due 11/15/16		3,125,000	3,179,687
8.375%, due 10/15/18 (d)		3,825,000	4,169,250

			28,744,406

Chemicals 1.6%
Hexion U.S. Finance Corp. / Hexion Nova Scotia Finance ULC 8.875%, due 2/1/18		6,710,000	6,777,100

12	MainStay High Yield Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Chemicals (continued)
Huntsman International LLC
8.625%, due 3/15/20	$2,150,000	$2,424,125
8.625%, due 3/15/21	2,700,000	3,071,250
Momentive Performance Materials, Inc.
9.00%, due 1/15/21	4,815,000	3,322,350
10.00%, due 10/15/20 (d)	2,200,000	2,112,000
Vertellus Specialties, Inc. 9.375%, due 10/1/15 (d)	345,000	276,000

		17,982,825

Coal 1.1%
Alpha Natural Resources, Inc.
6.00%, due 6/1/19	2,100,000	1,842,750
6.25%, due 6/1/21	835,000	726,450
Arch Coal, Inc.
7.00%, due 6/15/19	3,475,000	3,084,062
7.25%, due 10/1/20	571,000	505,335
7.25%, due 6/15/21	1,245,000	1,098,713
Cloud Peak Energy Resources LLC / Cloud Peak Energy Finance Corp. 8.25%, due 12/15/17 (e)	1,000,000	1,082,500
Peabody Energy Corp. 6.00%, due 11/15/18	3,725,000	3,864,687

		12,204,497

Commercial Services 3.7%
Aramark Holdings Corp. 8.625%, due 5/1/16 (d)(i)	1,595,000	1,630,903
Ashtead Capital, Inc. 6.50%, due 7/15/22 (d)	2,740,000	2,890,700
Avis Budget Car Rental LLC / Avis Budget Finance, Inc.
8.25%, due 1/15/19	3,925,000	4,283,156
9.625%, due 3/15/18	2,000,000	2,227,500
Hertz Corp. (The)
7.375%, due 1/15/21	3,345,000	3,600,056
7.50%, due 10/15/18	3,140,000	3,406,900
Iron Mountain, Inc.
6.75%, due 10/15/18	€3,500,000	4,599,127
8.00%, due 6/15/20	$3,175,000	3,361,531
Stewart Enterprises, Inc. 6.50%, due 4/15/19 (e)	3,350,000	3,597,063
♦UR Merger Sub Corp.
7.375%, due 5/15/20 (d)	975,000	1,055,438
7.625%, due 4/15/22 (d)	955,000	1,045,725
8.375%, due 9/15/20	9,725,000	10,648,875

		42,346,974

	Principal Amount	Value

Computers 0.8%
SunGard Data Systems, Inc.
6.625%, due 11/1/19 (d)	$6,135,000	$6,188,681
7.375%, due 11/15/18	2,000,000	2,152,500
10.25%, due 8/15/15	1,030,000	1,053,690

		9,394,871

Diversified Financial Services 1.2%
Ford Holdings LLC
9.30%, due 3/1/30 (e)	2,475,000	3,474,281
9.375%, due 3/1/20	210,000	264,863
GE Capital Trust II 5.50%, due 9/15/67 (b)	€3,345,000	4,219,425
GE Capital Trust IV Series Reg S 4.625%, due 9/15/66 (b)	2,828,000	3,505,386
General Electric Capital Corp.
Series Reg S 5.50%, due 9/15/67 (b)	1,000,000	1,283,188
6.50%, due 9/15/67 (b)	£405,000	661,575

		13,408,718

Electric 1.9%
Calpine Corp. 7.875%, due 7/31/20 (d)	$5,500,000	6,022,500
Energy Future Intermediate Holding Co. LLC / EFIH Finance, Inc. 10.00%, due 12/1/20	4,322,000	4,721,785
NRG Energy, Inc.
7.625%, due 1/15/18	7,760,000	8,477,800
8.25%, due 9/1/20 (e)	1,000,000	1,102,500
Texas Competitive Electric Holdings Co. LLC / TCEH Finance, Inc. 11.50%, due 10/1/20 (d)	2,500,000	1,787,500

		22,112,085

Engineering & Construction 0.4%
Empresas ICA S.A.B. de C.V. 8.375%, due 7/24/17 (d)	4,500,000	4,803,750

Entertainment 1.5%
Isle of Capri Casinos, Inc.
7.75%, due 3/15/19	5,500,000	5,891,875
8.875%, due 6/15/20 (d)	3,750,000	3,946,875
Mohegan Tribal Gaming Authority
10.50%, due 12/15/16 (d)	5,000,000	4,712,500
11.00%, due 9/15/18 (d)	1,000,000	741,250
Pinnacle Entertainment, Inc. 8.75%, due 5/15/20	2,000,000	2,185,000

		17,477,500

Environmental Controls 0.2%
EnergySolutions, Inc. / EnergySolutions LLC 10.75%, due 8/15/18 (e)	3,015,000	2,796,413

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Portfolio of Investments††† October 31, 2012 (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Finance—Commercial 0.1%
Textron Financial Corp. 6.00%, due 2/15/67 (b)(d)	$1,010,000	$868,600

Finance—Consumer Loans 2.0%
American General Finance Corp. (Springleaf Finance)
4.125%, due 11/29/13	€1,500,000	1,915,061
6.50%, due 9/15/17 (e)	$3,000,000	2,656,860
HSBC Finance Capital Trust IX 5.911%, due 11/30/35 (b)(e)	5,980,000	5,960,326
SLM Corp.
4.75%, due 3/17/14	€1,750,000	2,299,527
7.25%, due 1/25/22	$650,000	716,625
8.00%, due 3/25/20	6,000,000	6,948,720
Springleaf Finance Corp. 6.90%, due 12/15/17	2,840,000	2,499,200

		22,996,319

Finance—Credit Card 0.1%
Capital One Capital III 7.686%, due 8/1/66 (e)	1,000,000	1,014,400

Finance—Other Services 0.9%
Icahn Enterprises, L.P. / Icahn Enterprises Finance Corp.
7.75%, due 1/15/16	6,200,000	6,479,000
8.00%, due 1/15/18	3,500,000	3,762,500

		10,241,500

Food 0.5%
Smithfield Foods, Inc. 6.625%, due 8/15/22	5,085,000	5,326,538

Forest Products & Paper 0.0%‡
NewPage Corp. 10.00%, due 5/1/12 (a)	1,000,000	50,000

Hand & Machine Tools 0.5%
Mcron Finance Sub LLC / Mcron Finance Corp. 8.375%, due 5/15/19 (d)	5,400,000	5,548,500

Health Care—Products 0.8%
Alere, Inc.
8.625%, due 10/1/18	2,000,000	2,100,000
9.00%, due 5/15/16	1,691,000	1,786,119
Kinetic Concepts, Inc. / KCI U.S.A., Inc. 10.50%, due 11/1/18 (d)	4,525,000	4,819,125

		8,705,244

	Principal Amount	Value

Health Care—Services 0.6%
Fresenius Medical Care U.S. Finance, Inc. 6.875%, due 7/15/17 (e)(j)	$2,100,000	$2,409,750
HCA Holdings, Inc. 7.75%, due 5/15/21	4,250,000	4,579,375

		6,989,125

Home Builders 3.7%
Beazer Homes USA, Inc.
6.875%, due 7/15/15 (e)	2,400,000	2,412,000
8.125%, due 6/15/16 (e)	4,000,000	4,220,000
9.125%, due 6/15/18	575,000	603,031
K Hovnanian Enterprises, Inc. 7.25%, due 10/15/20 (d)	6,080,000	6,414,400
KB Home 9.10%, due 9/15/17	5,000,000	5,762,500
Lennar Corp. 5.60%, due 5/31/15	2,225,000	2,386,313
PulteGroup, Inc.
7.625%, due 10/15/17 (e)	2,870,000	3,365,075
7.875%, due 6/15/32	5,295,000	5,665,650
Shea Homes, L.P. / Shea Homes Funding Corp. 8.625%, due 5/15/19	5,500,000	6,118,750
Standard Pacific Corp. 8.375%, due 5/15/18	3,950,000	4,601,750

		41,549,469

Household Products & Wares 1.1%
♦ Reynolds Group Issuer, Inc.
8.25%, due 2/15/21	1,600,000	1,572,000
8.50%, due 5/15/18	5,175,000	5,149,125
9.00%, due 4/15/19	1,315,000	1,331,438
9.875%, due 8/15/19	4,205,000	4,404,737

		12,457,300

Insurance 4.1%
♦ American International Group, Inc.
4.875%, due 3/15/67 (b)	€8,400,000	9,412,378
Series A2 5.75%, due 3/15/67 (b)	£4,200,000	6,188,082
Series Reg S 8.00%, due 5/22/68 (b)	€3,750,000	5,589,644
8.175%, due 5/15/68 (b)	$4,000,000	4,990,000
Series Reg S 8.625%, due 5/22/68 (b)	£1,000,000	1,901,003
Hartford Financial Services Group, Inc. 6.00%, due 1/15/19 (e)	$1,450,000	1,704,375
Liberty Mutual Group, Inc.
7.80%, due 3/7/87 (d)	3,000,000	3,367,500
10.75%, due 6/15/88 (b)(d)	2,000,000	2,980,000
Lincoln National Corp.
6.05%, due 4/20/67 (b)(e)	3,000,000	3,000,000
7.00%, due 5/17/66 (b)(e)	3,840,000	3,936,000

14	MainStay High Yield Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Insurance (continued)
Pacific Life Insurance Co.
7.90%, due 12/30/23 (d)	$2,000,000	$2,443,686
9.25%, due 6/15/39 (d)	1,000,000	1,414,659

		46,927,327

Iron & Steel 1.6%
AK Steel Corp.
7.625%, due 5/15/20	3,985,000	3,447,025
8.375%, due 4/1/22	2,700,000	2,281,500
Evraz Group S.A. 7.40%, due 4/24/17 (d)	5,440,000	5,645,632
United States Steel Corp.
7.00%, due 2/1/18	2,145,000	2,177,175
7.375%, due 4/1/20	2,855,000	2,869,275
7.50%, due 3/15/22 (e)	1,400,000	1,393,000

		17,813,607

Lodging 2.0%
Caesars Entertainment Operating Co., Inc.
6.50%, due 6/1/16	1,050,000	603,750
10.00%, due 12/15/18	7,456,000	4,656,380
10.75%, due 2/1/16	791,000	616,980
12.75%, due 4/15/18 (e)	1,720,000	1,247,000
♦ MGM Resorts International
6.75%, due 10/1/20 (d)	10,859,000	10,777,557
8.625%, due 2/1/19 (d)	3,975,000	4,297,969

		22,199,636

Machinery—Construction & Mining 0.8%
Terex Corp. 8.00%, due 11/15/17	8,639,000	9,016,956

Media 1.7%
Clear Channel Communications, Inc.
5.50%, due 12/15/16 (e)	2,125,000	1,370,625
6.875%, due 6/15/18	2,020,000	1,262,500
7.25%, due 10/15/27	875,000	463,750
9.00%, due 3/1/21	3,105,000	2,709,112
Clear Channel Worldwide Holdings, Inc.
7.625%, due 3/15/20	4,475,000	4,256,848
9.25%, due 12/15/17	3,000,000	3,217,500
DISH DBS Corp. 6.75%, due 6/1/21	5,120,000	5,702,400

		18,982,735

Metal Fabricate & Hardware 0.3%
Mueller Water Products, Inc.
7.375%, due 6/1/17	1,875,000	1,931,250
8.75%, due 9/1/20	1,661,000	1,905,998

		3,837,248

	Principal Amount	Value

Mining 1.0%
Aleris International, Inc.
6.00%, due 6/1/20 (f)(g)(k)	$11,797	$11,797
7.625%, due 2/15/18	6,370,000	6,465,550
Century Aluminum Co. 8.00%, due 5/15/14	3,080,500	3,122,857
Old AII, Inc. 7.875%, due 11/1/20 (d)	1,750,000	1,741,250

		11,341,454

Miscellaneous—Manufacturing 0.5%
American Railcar Industries, Inc. 7.50%, due 3/1/14	346,000	349,460
Polypore International, Inc. 7.50%, due 11/15/17	4,650,000	5,022,000

		5,371,460

Office Furnishings 0.2%
Interface, Inc. 7.625%, due 12/1/18	1,700,000	1,838,125

Oil & Gas 5.7%
♦ Chesapeake Energy Corp. 6.625%, due 8/15/20	14,350,000	15,067,500
Concho Resources, Inc.
5.50%, due 4/1/23	1,645,000	1,723,137
6.50%, due 1/15/22	2,500,000	2,743,750
EP Energy LLC / EP Energy Finance, Inc. 9.375%, due 5/1/20 (d)	5,020,000	5,547,100
Hilcorp Energy I, L.P. / Hilcorp Finance Co. 7.625%, due 4/15/21 (d)	4,770,000	5,199,300
Linn Energy LLC / Linn Energy Finance Corp.
6.25%, due 11/1/19 (d)	3,955,000	3,955,000
7.75%, due 2/1/21	2,650,000	2,828,875
8.625%, due 4/15/20	4,220,000	4,615,625
Plains Exploration & Production Co. 6.50%, due 11/15/20	9,750,000	9,750,000
Samson Investment Co. 9.75%, due 2/15/20 (d)	4,745,000	5,005,975
Swift Energy Co.
7.875%, due 3/1/22 (d)	5,000,000	5,200,000
8.875%, due 1/15/20	2,849,000	3,076,920

		64,713,182

Oil & Gas Services 1.4%
Basic Energy Services, Inc.
7.75%, due 2/15/19	4,265,000	4,243,675
7.75%, due 10/15/22 (d)	3,745,000	3,642,012
Helix Energy Solutions Group, Inc. 9.50%, due 1/15/16 (d)	2,028,000	2,096,445
Hornbeck Offshore Services, Inc. 8.00%, due 9/1/17	6,015,000	6,436,050

		16,418,182

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Portfolio of Investments††† October 31, 2012 (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Packaging & Containers 0.4%
CB Smurfit Stone (Escrow Shares) 8.00%, due 3/15/17	$2,000,000	$45,000
Packaging Dynamics Corp. 8.75%, due 2/1/16 (d)	4,500,000	4,736,250

		4,781,250

Pipelines 0.8%
MarkWest Energy Partners, L.P. / MarkWest Energy Finance Corp.
6.25%, due 6/15/22	2,050,000	2,219,125
6.50%, due 8/15/21	450,000	487,125
Targa Resources Partners, L.P. / Targa Resources Partners Finance Corp.
6.875%, due 2/1/21	4,500,000	4,882,500
7.875%, due 10/15/18	1,805,000	1,976,475

		9,565,225

Real Estate Investment Trusts 0.4%
ViaSat, Inc. 6.875%, due 6/15/20 (d)	4,030,000	4,211,350

Retail 0.2%
Suburban Propane Partners L.P. / Suburban Energy Finance Corp. 7.50%, due 10/1/18 (d)	2,322,000	2,496,150

Semiconductors 0.7%
Freescale Semiconductor, Inc. 9.25%, due 4/15/18 (d)	7,825,000	8,372,750

Software 1.2%
Fidelity National Information Services, Inc. 7.875%, due 7/15/20 (e)	3,000,000	3,352,500
First Data Corp.
7.375%, due 6/15/19 (d)	3,735,000	3,865,725
8.875%, due 8/15/20 (d)	5,500,000	5,995,000

		13,213,225

Telecommunications 5.2%
Alcatel-Lucent USA, Inc. 6.45%, due 3/15/29	3,735,000	2,362,388
American Tower Corp. 7.00%, due 10/15/17 (e)(j)	1,100,000	1,321,771
CommScope, Inc. 8.25%, due 1/15/19 (d)	9,175,000	9,886,062
Crown Castle International Corp. 7.125%, due 11/1/19	2,000,000	2,195,000
Frontier Communications Corp. 8.50%, due 4/15/20	3,935,000	4,544,925

	Principal Amount	Value

Telecommunications (continued)
Hughes Satellite Systems Corp. 7.625%, due 6/15/21	$5,601,000	$6,231,112
MetroPCS Wireless, Inc.
6.625%, due 11/15/20	1,550,000	1,666,250
7.875%, due 9/1/18	2,740,000	3,000,300
Satmex Escrow S.A. de C.V. 9.50%, due 5/15/17	5,000,000	5,300,000
♦Sprint Capital Corp.
6.90%, due 5/1/19	4,680,000	5,089,500
8.75%, due 3/15/32	7,465,000	8,808,700
Sprint Nextel Corp. 8.375%, due 8/15/17	7,530,000	8,734,800

		59,140,808

Transportation 0.3%
PHI, Inc. 8.625%, due 10/15/18 (e)	3,425,000	3,613,375

Total Corporate Bonds (Cost $699,790,664)		739,783,066

Foreign Bonds 10.2%
Banks 4.0%
ABN Amro Bank N.V. 4.31%, due 3/29/49 (b)	€5,000,000	4,829,453
Bank of Scotland PLC 7.286%, due 5/29/49 (b)	£1,800,000	2,483,560
Canada Square Operations PLC 7.50%, due 5/29/49 (b)	7,467,000	12,035,405
HBOS Capital Fund L.P. Series A 6.461%, due 11/29/49 (b)	2,000,000	2,533,689
HBOS PLC 5.125%, due 12/31/49 (b)	€1,000,000	816,574
IKB Deutsche Industriebank A.G.
1.195%, due 5/28/13 (b)	800,000	956,558
4.50%, due 7/9/13	5,275,000	6,563,701
♦Royal Bank of Scotland N.V. 4.70%, due 6/10/19 (b)(f)	12,650,000	15,344,632

		45,563,572

Chemicals 0.3%
INEOS Group Holdings S.A. Series Reg S 7.875%, due 2/15/16	3,000,000	3,708,608

Commercial Services 0.4%
Hertz Holdings Netherlands B.V. Series Reg S 8.50%, due 7/31/15	3,000,000	4,217,022

16	MainStay High Yield Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Foreign Bonds (continued)
Electric 0.2%
InterGen N.V.
8.50%, due 6/30/17	€500,000	$602,710
Series Reg S 9.50%, due 6/30/17	£875,000	1,313,188

		1,915,898

Foreign Sovereign 1.2%
♦Portugal Obrigacoes do Tesouro OT Series Reg S 4.95%, due 10/25/23	€13,120,000	13,136,716

Holding Company—Diversified 0.1%
Stena AB Series Reg S 7.875%, due 3/15/20	1,000,000	1,344,755

Home Builders 0.3%
Taylor Wimpey PLC 10.375%, due 12/31/15	£2,150,000	3,929,277

Insurance 1.0%
Aviva PLC 6.875%, due 5/22/38 (b)	€2,000,000	2,611,741
CNP Assurances 4.75%, due 12/31/49 (b)	2,000,000	2,008,599
ING Groep N.V. 5.14%, due 3/29/49 (b)	£5,000,000	6,116,109

		10,736,449

Leisure Time 0.2%
Royal Caribbean Cruises, Ltd. Series Reg S 5.625%, due 1/27/14	€1,050,000	1,417,818
TUI A.G. 5.125%, due 12/10/12	1,000,000	1,297,964

		2,715,782

Media 0.5%
EN Germany Holdings B.V. 10.75%, due 11/15/15	4,050,000	5,131,293

Packaging & Containers 1.4%
Ardagh Packaging Finance PLC Series Reg S 9.25%, due 10/15/20	5,700,000	7,757,454
Rexam PLC 6.75%, due 6/29/67 (b)	6,300,000	8,407,529

		16,164,983

	Principal Amount	Value

Real Estate 0.6%
Prologis International Funding S.A. 5.875%, due 10/23/14	€4,700,000	$6,507,675

Total Foreign Bonds (Cost $107,448,398)		115,072,030

Loan Assignments & Participations 5.0% (l)
Airlines 0.4%
U.S. Airways Group, Inc. Term Loan 2.711%, due 3/21/14	$4,861,111	4,740,595

Auto Manufacturers 0.6%
Federal-Mogul Corp. Term Loan B 2.148%, due 12/29/14	7,149,871	6,707,473

Automobile 0.5%
Allison Transmission, Inc. Extended Term Loan B2 3.72%, due 8/7/17	5,737,751	5,741,337

Building Materials 0.1%
Nortek, Inc. Term Loan 5.258%, due 4/26/17	744,050	745,290

Buildings & Real Estate 0.3%
Realogy Corp.
Extended Term Loan 4.464%, due 10/10/16	3,066,551	3,056,330
Extended Letter of Credit 4.465%, due 10/10/16	431,782	430,343

		3,486,673

Commercial Services 0.1%
Aramark Corp.
Extended Term Loan B 3.462%, due 7/26/16	868,929	869,146
Extended Letter of Credit 3.464%, due 7/26/16	57,145	57,160
New Extended LC-3 Facility 3.464%, due 7/26/16	31,723	31,714
Extended Term Loan C 3.567%, due 7/26/16	393,802	393,679

		1,351,699

Computers 0.1%
SunGard Data Systems, Inc. Term Loan B 3.903%, due 2/26/16	680,607	681,457

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Portfolio of Investments††† October 31, 2012 (continued)

	Principal Amount	Value

Loan Assignments & Participations (continued)
Healthcare, Education & Childcare 0.1%
Warner Chilcott Co., LLC New Term Loan B2 4.25%, due 3/15/18	$191,840	$192,319
Warner Chilcott Corp.
Incremental Term Loan B1 4.25%, due 3/15/18	145,706	146,070
New Term Loan B1 4.25%, due 3/15/18	383,679	384,639
WC Luxco S.A.R.L. New Term Loan B3 4.25%, due 3/15/18	263,780	264,439

		987,467

Hotels, Restaurants & Leisure 0.2%
Caesars Entertainment Corp. Term Loan 9.25%, due 4/25/17	2,800,000	2,800,000

Leisure, Amusement, Motion Pictures, Entertainment 0.2%
Clubcorp Operations, Inc. Term Loan B 6.00%, due 11/30/16	1,965,000	1,974,825

Media 0.4%
Charter Communications Operating LLC Extended Term Loan C 3.47%, due 9/6/16	1,648,337	1,652,963
Clear Channel Communications, Inc. Term Loan B 3.862%, due 1/29/16	3,116,996	2,572,008

		4,224,971

Metals & Mining 0.3%
FMG America Finance, Inc. Term Loan 5.25%, due 10/18/17	1,500,000	1,492,266
Walter Energy, Inc. Term Loan B 4.00%, due 4/2/18	1,819,038	1,790,237

		3,282,503

Oil & Gas 1.0%
Frac Tech International LLC Term Loan B 8.50%, due 5/6/16	4,111,151	3,689,758
MEG Energy Corp. New Term Loan B 4.00%, due 3/16/18	7,920,000	7,936,085

		11,625,843

Retail 0.2%
Neiman Marcus Group, Inc. (The) Extended Term Loan 4.75%, due 5/16/18	3,000,000	3,004,092

	Principal Amount	Value

Telecommunications 0.4%
MetroPCS Wireless, Inc. Incremental Term Loan B3 4.00%, due 3/16/18	$3,939,950	$3,940,769
Tranche B2 4.071%, due 11/3/16	793,059	792,917

		4,733,686

Utilities 0.1%
Texas Competitive Electric Holdings Co. LLC Extended Term Loan 4.749%, due 10/10/17	1,033,493	666,603

Total Loan Assignments & Participations (Cost $57,294,027)		56,754,514

Mortgage-Backed Securities 0.9%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 0.9%
Banc of America Commercial Mortgage, Inc.
Series 2005-J, Class 1A1 2.905%, due 11/25/35 (m)	783,075	663,353
Series 2007-2, Class A4 5.631%, due 4/10/49 (m)	600,000	697,501
Bear Stearns Commercial Mortgage Securities Series 2006-PW14, Class A4 5.201%, due 12/11/38	590,000	679,985
CD 2006-CD3 Mortgage Trust Series 2006-CD3, Class A5 5.617%, due 10/15/48	590,000	681,504
Deutsche ALT-A Securities, Inc. Alternate Loan Trust Series 2005-5, Class 1A3 5.50%, due 11/25/35 (b)	476,380	424,210
Greenpoint Mortgage Funding Trust Series 2007-AR2, Class 1A1 0.341%, due 4/25/47 (b)	364,562	342,837
GS Mortgage Securities Corp. II Series 2007-GG10, Class A4 5.789%, due 8/10/45 (m)	635,000	729,294
Indymac Index Mortgage Loan Trust
Series 2004-AR4, Class 3A 2.652%, due 8/25/34 (m)	732,175	679,279
Series 2005-AR9, Class 4A2 2.758%, due 7/25/35 (m)	2,503,574	2,259,934
Morgan Stanley Mortgage Loan Trust Series 2007-6XS, Class 2A1S 0.321%, due 2/25/47 (b)	1,789,892	1,577,559
Structured Asset Securities Corp. Series 2005-11H, Class A2 5.00%, due 6/25/35 (c)(g)	345,245	311,311

18	MainStay High Yield Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Mortgage-Backed Securities (continued)
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
WaMu Mortgage Pass-Through Certificates Series 2006-AR14, Class 1A1 2.298%, due 11/25/36 (m)	$603,501	$479,096
Wells Fargo Mortgage Backed Securities Trust Series 2006-AR10, Class 5A2 2.614%, due 7/25/36 (m)	748,548	641,646

Total Mortgage-Backed Securities (Cost $8,866,521)		10,167,509

Municipal Bond 0.5%
New York 0.5%
New York City Industrial Development Agency, JFK International Airport, Revenue Bonds Series A 8.00%, due 8/1/12 (a)(n)	5,100,000	5,093,574

Total Municipal Bond (Cost $5,192,117)		5,093,574

Yankee Bonds 12.0% (o)
Building Materials 0.7%
Hanson PLC 6.125%, due 8/15/16	3,655,000	3,988,519
Urbi Desarrollos Urbanos S.A.B. de C.V. 9.75%, due 2/3/22 (d)	4,450,000	4,138,500

		8,127,019

Electric 0.3%
InterGen N.V. 9.00%, due 6/30/17 (d)	3,900,000	3,695,250

Finance—Leasing Companies 0.3%
Banque PSA Finance S.A. 5.75%, due 4/4/21 (d)	3,000,000	2,886,507

Food 1.3%
JBS Finance II, Ltd. 8.25%, due 1/29/18 (d)	8,000,000	8,340,000
Minerva Luxembourg S.A. 12.25%, due 2/10/22 (d)	5,500,000	6,545,000

		14,885,000

Forest Products & Paper 0.4%
Norske Skogindustrier A.S.A. 7.125%, due 10/15/33 (d)	2,275,000	1,365,000
Stora Enso Oyj 7.25%, due 4/15/36 (d)	3,000,000	2,715,000

		4,080,000

	Principal Amount	Value

Home Builders 0.1%
Desarrolladora Homex S.A.B. de C.V. 7.50%, due 9/28/15 (e)	$1,000,000	$992,500

Insurance 0.5%
Oil Insurance, Ltd. 3.342%, due 12/29/49 (b)(d)	3,250,000	2,902,347
Swiss Re Capital I, L.P. 6.854%, due 5/29/49 (b)(d)	2,500,000	2,608,068

		5,510,415

Iron & Steel 0.5%
APERAM 7.375%, due 4/1/16 (d)	7,025,000	6,111,750

Leisure Time 0.3%
Royal Caribbean Cruises, Ltd. 7.50%, due 10/15/27 (e)	3,000,000	3,217,500

Machinery—Construction & Mining 0.4%
Boart Longyear Management Pty, Ltd. 7.00%, due 4/1/21 (d)	4,695,000	4,753,688

Mining 2.4%
FMG Resources August 2006 Pty, Ltd. 7.00%, due 11/1/15 (d)	6,500,000	6,565,000
Novelis, Inc.
8.375%, due 12/15/17	7,900,000	8,591,250
8.75%, due 12/15/20	2,200,000	2,425,500
Vedanta Resources PLC
6.75%, due 6/7/16 (d)	1,000,000	1,020,000
8.25%, due 6/7/21 (d)	8,435,000	8,666,962

		27,268,712

Miscellaneous—Manufacturing 0.3%
Bombardier, Inc. 7.75%, due 3/15/20 (d)	2,995,000	3,500,406

Oil & Gas 1.4%
OGX Austria GmbH 8.50%, due 6/1/18 (d)	6,925,000	6,042,062
Petroleos de Venezuela S.A. Series Reg S 12.75%, due 2/17/22	7,500,000	7,706,250
Precision Drilling Corp. 6.50%, due 12/15/21	2,115,000	2,236,613

		15,984,925

Oil & Gas Services 0.5%
Cie Generale de Geophysique—Veritas 6.50%, due 6/1/21	5,550,000	5,855,250

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

Portfolio of Investments††† October 31, 2012 (continued)

	Principal Amount	Value

Yankee Bonds (continued)
Pharmaceuticals 0.3%
Warner Chilcott Co., LLC 7.75%, due 9/15/18	$3,000,000	$3,165,000

Pipelines 0.5%
Georgian Oil and Gas Corp. 6.875%, due 5/16/17 (d)	5,350,000	5,523,875

Telecommunications 0.6%
Intelsat Luxembourg S.A.
11.25%, due 2/4/17	3,610,000	3,790,500
11.50%, due 2/4/17 (i)	2,950,000	3,104,875

		6,895,375

Transportation 1.2%
CEVA Group PLC 8.375%, due 12/1/17 (d)	3,250,000	3,128,125
CHC Helicopter S.A. 9.25%, due 10/15/20	8,055,000	8,175,825
Hapag-Lloyd A.G. 9.75%, due 10/15/17 (d)	2,770,000	2,700,750

		14,004,700

Total Yankee Bonds (Cost $133,982,370)		136,457,872

Total Long-Term Bonds (Cost $1,050,374,268)		1,097,672,973

	Shares
Common Stocks 2.2%
Auto Manufacturers 1.4%
♦Ford Motor Co.	1,059,000	11,818,440
General Motors Co. (h)	157,367	4,012,858
Motors Liquidation Co. GUC Trust (h)	19,523	389,484

		16,220,782

Banks 0.3%
♦CIT Group, Inc. (h)	29,276	1,089,652
Citigroup, Inc.	71,966	2,690,809

		3,780,461

Building Materials 0.1%
U.S. Concrete, Inc. (g)(h)	71,988	553,588

Chemicals 0.2%
LyondellBasell Industries, N.V., Class A	38,068	2,032,451

Electric 0.0%‡
Dynegy, Inc. (h)(j)	13,120	245,344

	Shares	Value

Mining 0.1%
Aleris International, Inc. (f)(g)(k)	13,652	$496,523

Packaging & Containers 0.1%
Rock-Tenn Co. Class A	20,292	1,485,172

Total Common Stocks (Cost $29,986,663)		24,814,321

Convertible Preferred Stock 0.1%
Diversified Financial Services 0.1%
Citigroup Capital XIII (b) 7.875%	40,000	1,112,400

Total Convertible Preferred Stock (Cost $1,000,000)		1,112,400

	Number of Warrants
Warrants 0.2%
Auto Manufacturers 0.2%
General Motors Co.
Strike Price $10.00 Expires 7/10/16 (h)	70,698	1,162,982
Strike Price $18.33 Expires 7/10/19 (h)	70,698	726,069

Total Warrants (Cost $2,837,051)		1,889,051

	Principal Amount
Short-Term Investment 0.9%
Repurchase Agreement 0.9%
State Street Bank and Trust Co. 0.01%, dated 10/31/12 due 11/1/12 Proceeds at Maturity $10,665,670 (Collateralized by a Federal National Mortgage Association security with a rate of 2.17% and a maturity date of 10/17/22, with a Principal Amount of $10,840,000 and a Market Value of $10,882,753)	$10,665,668	10,665,668

Total Short-Term Investment (Cost $10,665,668)		10,665,668

Total Investments, Before Investments Sold Short (Cost $1,094,863,650) (r)	100.2%	1,136,154,413

20	MainStay High Yield Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Long-Term Bonds Sold Short (4.3%) Corporate Bonds Sold Short (1.7%)
Apparel (0.9%)
Levi Strauss & Co. 7.625%, due 5/15/20	$(9,150,000)	$(9,996,377)

Banks (0.2%)
SunTrust Bank 7.25%, due 3/15/18	(2,000,000)	(2,445,121)

Entertainment (0.1%)
Mohegan Tribal Gaming Authority 7.125%, due 8/15/14	(1,000,000)	(837,500)

Food (0.1%)
Dean Foods Co. 7.00%, due 6/1/16	(1,000,000)	(1,076,250)

Forest Products & Paper (0.0%)‡
NewPage Corp. 10.00%, due 5/1/12 (a)	(1,000,000)	(50,000)

Media (0.1%)
Time Warner Cable, Inc. 8.75%, due 2/14/19	(1,000,000)	(1,374,402)

Packaging & Containers (0.0%)‡
CB Smurfit Stone (Escrow Shares) 8.00%, due 3/15/17	(2,000,000)	(45,000)

Retail (0.3%)
Nordstrom, Inc. 6.25%, due 1/15/18	(3,000,000)	(3,615,285)

Total Corporate Bonds Sold Short (Proceeds $18,119,339)		(19,439,935)

U.S. Government Sold Short (2.3%)
United States Treasury Notes
0.875%, due 2/28/17	(15,000,000)	(15,174,615)
3.50%, due 2/15/18	(9,000,000)	(10,264,221)

Total U.S. Government Sold Short (Proceeds $23,808,065)		(25,438,836)

Yankee Bonds Sold Short (0.3%) (o)
Home Builders (0.1%)
Desarrolladora Homex S.A.B. de C.V. 7.50%, due 9/28/15	(1,000,000)	(992,500)

	Principal Amount	Value

Leisure Time (0.2%)
Royal Caribbean Cruises, Ltd. 7.50%, due 10/15/27	$(2,000,000)	$(2,145,000)

Total Yankee Bonds Sold Short (Proceeds $2,809,887)		(3,137,500)

Total Long-Term Bonds Sold Short (Proceeds $44,737,291)		(48,016,271)

	Shares
Common Stock Sold Short (0.1%)
Packaging & Containers (0.1%)
Rock-Tenn Co. Class A	(20,292)	(1,485,171)

Total Common Stock Sold Short (Proceeds $1,493,252)		(1,485,171)

Total Investments Sold Short (Proceeds $46,230,543)	(4.4)%	(49,501,442)

Total Investments, Net of Investments Sold Short (Cost $1,048,633,107)	95.8	1,086,652,971
New York Life Agreement (j)	0.0	0
Other Assets, Less Liabilities	4.2	47,296,763
Net Assets	100.0%	$1,133,949,734

	Contracts Short	Unrealized Appreciation (Depreciation) (p)
Futures Contracts (0.0%) ‡
United States Treasury Notes December 2012 (5 Year) (q)	(1,157)	$(138,478)
United States Treasury Notes December 2012 (2 Year) (q)	(552)	66,622

Total Futures Contracts (Settlement Value $265,378,376)		$(71,856)

†††	On a daily basis New York Life Investments confirms that the value of the Fund’s liquid assets (liquid portfolio securities and cash) is sufficient to cover its potential senior securities (e.g., futures, swaps, options).

‡	Less than one-tenth of a percent.
(a)	Issue in default.

(b)	Floating rate—Rate shown is the rate in effect as of October 31, 2012.

(c)	Subprime mortgage investment and other asset-backed securities. The total market value of these securities as of October 31, 2012 is $22,937,428, which represents 2.0% of the Fund’s net assets.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	21

Portfolio of Investments††† October 31, 2012 (continued)

(d)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(e)	Security, or a portion thereof, is maintained in a segregated account at the Fund’s custodian as collateral for securities sold short (See Note 2(J)).

(f)	Fair valued security. The total market value of these securities as of October 31, 2012 is $15,854,864, which represents 1.4% of the Fund’s net assets.

(g)	Illiquid security. The total market value of these securities as of October 31, 2012 is $1,375,131, which represents 0.1% of the Fund’s net assets.
(h)	Non-income producing security.

(i)	PIK (“Payment in Kind”)—interest or dividend payment is made with additional securities.

(j)	Security or a portion of the security is pledged as collateral for the benefit of Lehman Brothers International (Europe). As a result of the Lehman Brothers International (Europe) bankruptcy, these securities are operationally illiquid. The total market value of these securities at October 31, 2012 is $3,976,865, which represents 0.4% of the Fund’s net assets. Additionally, the Fund had other securities that were originally pledged as collateral for Lehman Brothers International (Europe) which have since been called by the issuer or have matured. As a result, cash in the amount of $45,196,775, representing 4.0% of the Fund’s net assets is pledged as collateral for the benefit of Lehman Brothers International (Europe), and has been deemed restricted by the Fund. The Fund has entered into an agreement with New York Life Insurance Company, pursuant to which, at the conclusion of the bankruptcy appeal process relating to Lehman Brothers Inc., should the Fund be entitled to obtain less than 100% of the then current market value of the collateral, New York Life Insurance Company will contribute to the Fund the difference between the value of the assets ultimately returned to the Fund and the then current market value of the collateral. As of October 31, 2012, the fair value of the agreement is $0.
(k)	Restricted security.

(l)	Floating Rate Loan—generally pays interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate or other short-term rates. The rate shown is the rate(s) in effect as of October 31, 2012. Floating Rate Loans are generally considered restrictive in that the Fund is ordinarily contractually obligated to receive consent from the Agent Bank and/or borrower prior to disposition of a Floating Rate Loan.

(m)	Collateral strip rate—Bond whose interest is based on the weighted net interest rate of the collateral. Coupon rate adjusts periodically based on a predetermined schedule. Rate shown is the rate in effect as of October 31, 2012.

(n)	Interest on these securities is subject to alternative minimum tax.

(o)	Yankee Bond—United States (U.S.) dollar-denominated bond issued in the United States by a foreign bank or corporation.

(p)	Represents the difference between the value of the contracts at the time they were opened and the value as of October 31, 2012.

(q)	As of October 31, 2012, cash in the amount of $760,550 is on deposit with broker for futures transactions.

(r)	As of October 31, 2012, cost is $1,095,155,933 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$73,215,884
Gross unrealized depreciation	(32,217,404)

Net unrealized appreciation	$40,998,480

The following abbreviations are used in the above portfolio:

A$—Australian Dollar

£—British Pound Sterling

€—Euro

As of October 31, 2012, the Fund held the following foreign currency forward contracts:

Foreign Currency Sale Contracts	Expiration Date	Counterparty	Contract Amount Sold		Contract Amount Purchased		Unrealized Appreciation (Depreciation)
Euro vs. U.S. Dollar	12/6/12	JPMorgan Chase Bank	EUR	102,006,000	USD	132,341,564	USD	85,952
Pound Sterling vs. U.S. Dollar	12/6/12	JPMorgan Chase Bank	GBP	28,177,000		44,876,381		(589,072)
Net unrealized appreciation (depreciation) on foreign currency forward contracts							USD	(503,120)

22	MainStay High Yield Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2012, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$33,210,408	$—	$33,210,408
Convertible Bond	—	1,134,000	—	1,134,000
Corporate Bonds (b)	—	739,769,357	13,709	739,783,066
Foreign Bonds (c)	—	99,727,398	15,344,632	115,072,030
Loan Assignments & Participations	—	56,754,514	—	56,754,514
Mortgage-Backed Securities	—	10,167,509	—	10,167,509
Municipal Bond	—	5,093,574	—	5,093,574
Yankee Bonds	—	136,457,872	—	136,457,872

Total Long-Term Bonds	—	1,082,314,632	15,358,341	1,097,672,973

Common Stocks (d)	24,317,798	—	496,523	24,814,321
Convertible Preferred Stock	1,112,400	—	—	1,112,400
Warrants	1,889,051	—	—	1,889,051
Short-Term Investment
Repurchase Agreement	—	10,665,668	—	10,665,668

Total Investments in Securities	27,319,249	1,092,980,300	15,854,864	1,136,154,413

Other Financial Instruments
Foreign Currency Forward Contracts (e)	—	85,952	—	85,952
Futures Contracts Short (e)	66,622	—	—	66,622

Total Other Financial Instruments	66,622	85,952	—	152,574

Total Investments in Securities and Other Financial Instruments	$27,385,871	$1,093,066,252	$15,854,864	$1,136,306,987

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities Sold Short (a)
Long-Term Bonds Sold Short
Corporate Bonds Sold Short	$—	$(19,439,935)	$—	$(19,439,935)
U.S. Government Sold Short	—	(25,438,836)	—	(25,438,836)
Yankee Bonds Sold Short	—	(3,137,500)	—	(3,137,500)

Total Long-Term Bonds Sold Short	—	(48,016,271)	—	(48,016,271)

Common Stock Sold Short	(1,485,171)	—	—	(1,485,171)

Total Investments in Securities Sold Short	(1,485,171)	(48,016,271)	—	(49,501,442)

Other Financial Instruments
Foreign Currency Forward Contracts (e)	—	(589,072)	—	(589,072)
Futures Contracts Short (e)	(138,478)	—	—	(138,478)

Total Other Financial Instruments	(138,478)	(589,072)	—	(727,550)

Total Investments in Securities Sold Short and Other Financial Instruments	$(1,623,649)	$(48,605,343)	$—	$(50,228,992)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 securities valued at $1,912 and $11,797 are held in Auto Manufacturers and Mining, respectively, within the Corporate Bonds section of the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	23

Portfolio of Investments††† October 31, 2012 (continued)

(c)	The Level 3 security valued at $15,344,632 is held in Banks within the Foreign Bonds section of the Portfolio of Investments.

(d)	The Level 3 security valued at $496,523 is held in Mining within the Common Stocks section of the Portfolio of Investments.

(e)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2012, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2011	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales		Transfers in to Level 3	Transfers out of Level 3	Balance as of October 31, 2012	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at October 31, 2012 (a)
Long-Term Bonds
Corporate Bonds
Auto Manufacturers	$236,440	$—	$—	$92,819	$—	$(327,347	)(b)	$—	$—	$1,912	$(230,479)
Mining	11,443	—	—	354	—	—		—	—	11,797	354
Foreign Bonds
Banks	—	64,182	—	2,049,282	13,231,168	—		—	—	15,344,632	2,049,282
Common Stock
Mining	600,688	—	—	(104,165)	—	—		—	—	496,523	(104,165)

Total	$848,571	$64,182	$—	$2,038,290	$13,231,168	$(327,347)		$—	$—	$15,854,864	$1,714,992

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

(b)	Sales include disbursement as a result of a restructure.

24	MainStay High Yield Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2012

Assets
Investment in securities before investments sold short, at value (identified cost $1,094,863,650)	$1,136,154,413
Cash denominated in foreign currencies (identified cost $1,340,485)	1,345,778
Restricted cash (See Note 11)	45,196,775
Cash collateral on deposit at broker	760,550
Receivables:
Dividends and interest	20,140,478
Fund shares sold	4,264,645
Investment securities sold	3,665,515
Other assets	53,573
Unrealized appreciation on foreign currency forward contracts	85,952

Total assets	1,211,667,679

Liabilities
Investments sold short (proceeds $46,230,543)	49,501,442
Payables:
Investment securities purchased	16,298,942
Dividends and interest on investments sold short	6,295,732
Fund shares redeemed	1,743,283
Manager (See Note 3)	767,481
Transfer agent (See Note 3)	450,995
Variation margin on futures contracts	315,126
NYLIFE Distributors (See Note 3)	240,106
Shareholder communication	54,939
Professional fees	45,595
Broker fees and charges on short sales	20,538
Custodian	4,709
Directors	3,407
Accrued expenses	6,739
Dividend payable	1,379,839
Unrealized depreciation on foreign currency forward contracts	589,072

Total liabilities	77,717,945

Net assets	$1,133,949,734

Composition of Net Assets
Capital stock (par value of $.01 per share) 800 million shares authorized	$949,785
Additional paid-in capital	1,091,097,302

1,092,047,087
Distributions in excess of net investment income	(1,543,813)
Accumulated net realized gain (loss) on investments, investments sold short, futures transactions, swap transactions and foreign currency transactions	5,922,956
Net unrealized appreciation (depreciation) on investments and futures contracts	41,218,907
Net unrealized appreciation (depreciation) on investments sold short	(3,270,899)
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(424,504)

Net assets	$1,133,949,734

Investor Class
Net assets applicable to outstanding shares	$2,815,549

Shares of capital stock outstanding	236,854

Net asset value per share outstanding	$11.89
Maximum sales charge (4.50% of offering price)	0.56

Maximum offering price per share outstanding	$12.45

Class A
Net assets applicable to outstanding shares	$445,817,925

Shares of capital stock outstanding	37,351,411

Net asset value per share outstanding	$11.94
Maximum sales charge (4.50% of offering price)	0.56

Maximum offering price per share outstanding	$12.50

Class C
Net assets applicable to outstanding shares	$172,027,217

Shares of capital stock outstanding	14,464,326

Net asset value and offering price per share outstanding	$11.89

Class I
Net assets applicable to outstanding shares	$513,289,043

Shares of capital stock outstanding	42,925,946

Net asset value and offering price per share outstanding	$11.96

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	25

Statement of Operations for the year ended October 31, 2012

Investment Income (Loss)
Income
Interest (a)	$79,234,058
Dividends (b)	646,020

Total income	79,880,078

Expenses
Manager (See Note 3)	8,226,079
Dividends and interest on investments sold short	2,704,746
Distribution/Service—Investor Class (See Note 3)	5,718
Distribution/Service—Class A (See Note 3)	1,056,180
Distribution/Service—Class C (See Note 3)	1,607,519
Transfer agent (See Note 3)	1,732,979
Broker fees and charges on short sales	1,031,521
Registration	171,300
Shareholder communication	129,654
Professional fees	99,668
Custodian	57,409
Directors	27,947
Miscellaneous	68,712

Total expenses before custody fee credit	16,919,432

Custody fee credit (See Note 7)	(21,830)

Net expenses	16,897,602

Net investment income (loss)	62,982,476

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Security transactions	4,520,745
Investments sold short	(1,843,623)
Futures transactions	(624,971)
Swap transactions	192,575
Foreign currency transactions	(71,948)

Net realized gain (loss) on investments, investments sold short, futures transactions, swap transactions and foreign currency transactions	2,172,778

Net change in unrealized appreciation (depreciation) on:
Investments	66,768,894
Investments sold short	(2,620,559)
Futures contracts	(122,226)
Swap contracts	186,984
Translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	4,610,585

Net change in unrealized appreciation (depreciation) on investments, investments sold short, futures contracts, swap contracts and foreign currency transactions	68,823,678

Net realized and unrealized gain (loss) on investments, investments sold short, futures transactions, swap transactions and foreign currency transactions	70,996,456

Net increase (decrease) in net assets resulting from operations	$133,978,932

(a)	Interest recorded net of foreign withholding taxes in the amount of $30,937.

(b)	Dividends recorded net of foreign withholding taxes in the amount of $33,119.

26	MainStay High Yield Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2012 and October 31, 2011

	2012	2011
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$62,982,476	$53,511,115
Net realized gain (loss) on investments, futures transactions, investments sold short, swap transactions and foreign currency transactions	2,172,778	19,495,229
Net change in unrealized appreciation (depreciation) on investments, investments sold short, futures contracts, swap contracts and foreign currency transactions	68,823,678	(82,404,040)

Net increase (decrease) in net assets resulting from operations	133,978,932	(9,397,696)

Dividends and distributions to shareholders:
From net investment income:
Investor Class	(140,308)	(198,366)
Class A	(25,320,674)	(22,210,192)
Class C	(8,550,699)	(6,795,715)
Class I	(28,065,878)	(23,273,919)

	(62,077,559)	(52,478,192)

From net realized gain on investments:
Investor Class	(30,236)	(61,653)
Class A	(6,160,873)	(3,513,280)
Class C	(2,300,791)	(1,128,545)
Class I	(5,452,084)	(4,250,491)

	(13,943,984)	(8,953,969)

Total dividends and distributions to shareholders	(76,021,543)	(61,432,161)

Capital share transactions:
Net proceeds from sale of shares	572,709,697	911,712,644
Net asset value of shares issued to shareholders in reinvestment of dividends	56,249,367	43,146,476
Cost of shares redeemed	(503,466,349)	(538,765,668)

Increase (decrease) in net assets derived from capital share transactions	125,492,715	416,093,452

Net increase (decrease) in net assets	183,450,104	345,263,595

Net Assets
Beginning of year	950,499,630	605,236,035

End of year	$1,133,949,734	$950,499,630

Distributions in excess of net investment income at end of year	$(1,543,813)	$(1,374,160)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	27

Statement of Cash Flows

for the year ended October 31, 2012

Cash flows used in operating activities:
Net increase in net assets resulting from operations	$133,978,932
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Investments purchased	(333,000,665)
Investments sold	245,841,764
Purchases to cover securities sold short	(46,029,563)
Securities sold short	24,048,539
Net proceeds received for swap contracts	1,952,948
Sale of short term investments, net	7,509,305
Amortization (accretion) of discount and premium, net	(2,367,907)
Increase in restricted cash	(15,319,338)
Increase in investment securities sold receivable	(1,780,532)
Increase in dividends and interest receivable	(3,475,285)
Increase in cash collateral on deposit at broker	(484,550)
Decrease in other assets	15,383
Increase in receivable for open forward foreign currency contracts	(55,627)
Decrease in investment securities purchased payable	(200,486)
Decrease in broker fees and charges payable on short sales	(133,701)
Increase in dividends and interest payable for investments sold short	403,863
Decrease in professional fees payable	(38,913)
Increase in custodian payable	156
Decrease in shareholder communication payable	(1,829)
Decrease in due to Directors	(359)
Increase in due to manager	147,888
Increase in due to transfer agent	234,138
Increase in due to NYLIFE Distributors	30,806
Increase in variation margin on futures contracts	237,502
Decrease in payable for open forward foreign currency contracts	(4,441,862)
Increase in accrued expenses	712
Net change in unrealized (appreciation) depreciation on swap contracts	(186,984)
Net realized (gain) loss from swap contracts	(192,575)
Net change in unrealized (appreciation) depreciation on investments	(66,768,894)
Net realized (gain) loss from investments	(4,520,745)
Net change in unrealized (appreciation) depreciation on securities sold short	2,620,559
Net realized (gain) loss from securities sold short	1,843,623

Net cash used in operating activities	(60,133,697)

Cash flows from financing activities:
Proceeds from shares sold	$586,229,195
Payment on shares redeemed	(504,927,817)
Cash distributions paid	(19,828,588)

Net cash from financing activities	61,472,790

Net increase in cash:	1,339,093

Cash at beginning of year	6,685

Cash at end of year	$1,345,778

Non-cash financing activities not included herein consist of all reinvestment of dividends and distributions of $56,249,367.

28	MainStay High Yield Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Investor Class
	Year ended October 31,								February 28, 2008** through October 31,
	2012		2011		2010		2009		2008
Net asset value at beginning of period	$11.26		$12.01		$10.87		$8.04		$9.84

Net investment income (loss) (a)	0.70		0.68		0.83		0.89		0.34
Net realized and unrealized gain (loss) on investments	0.74		(0.62)		1.48		2.72		(1.76)
Net realized and unrealized gain (loss) on foreign currency transactions	0.05		(0.00	)‡	(0.20)		0.01		—

Total from investment operations	1.49		0.06		2.11		3.62		(1.42)

Less dividends and distributions:
From net investment income	(0.69)		(0.66)		(0.89)		(0.79)		(0.38)
From net realized gain on investments	(0.17)		(0.15)		(0.08)		—		—

Total dividends and distributions	(0.86)		(0.81)		(0.97)		(0.79)		(0.38)

Redemption fee (b)	—		—		0.00	‡(a)	0.00	‡(a)	0.00	‡(a)

Net asset value at end of period	$11.89		$11.26		$12.01		$10.87		$8.04

Total investment return (c)	13.83%		0.42%		20.29%		47.24%		(14.84	%)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	6.16%		5.71%		7.24%		9.06%		5.30	% ††
Net expenses (excluding short sale expenses)	1.25	%(e)	1.30	%(e)	1.35%		1.47%		1.38	% ††
Expenses (including short sales expenses, before waiver/reimbursement)	1.61%		1.75%		2.19%		2.83%		4.20	% ††
Short sale expenses	0.36%		0.45%		0.66%		1.27%		1.54	% ††
Portfolio turnover rate	23%		31%		29%		47%		26%
Net assets at end of period (in 000’s)	$2,816		$1,989		$4,467		$2,609		$21

**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.
(e)	Net of waiver/reimbursement and custody fee credit of less than one-tenth of a percent.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	29

Financial Highlights selected per share data and ratios

	Class A
	Year ended October 31,								December 14, 2007** through October 31,
	2012		2011		2010		2009		2008
Net asset value at beginning of period	$11.30		$12.05		$10.90		$8.06		$10.00

Net investment income (loss) (a)	0.70		0.68		0.82		0.93		0.52
Net realized and unrealized gain (loss) on investments	0.75		(0.62)		1.50		2.69		(2.05)
Net realized and unrealized gain (loss) on foreign currency transactions	0.05		(0.00	)‡	(0.20)		0.01		—

Total from investment operations	1.50		0.06		2.12		3.63		(1.53)

Less dividends and distributions:
From net investment income	(0.69)		(0.66)		(0.89)		(0.79)		(0.41)
From net realized gain on investments	(0.17)		(0.15)		(0.08)		—		—

Total dividends and distributions	(0.86)		(0.81)		(0.97)		(0.79)		(0.41)

Redemption fee (b)	—		—		0.00	‡(a)	0.00	‡(a)	0.00	‡(a)

Net asset value at end of period	$11.94		$11.30		$12.05		$10.90		$8.06

Total investment return (c)	13.84%		0.49%		20.27%		47.45%		(15.93	%)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	6.13%		5.82%		7.06%		9.36%		6.59	% ††
Net expenses (excluding short sales expenses)	1.28	%(e)	1.30	%(e)	1.30%		1.29%		1.29	% ††
Expenses (including short sales expenses, before waiver/reimbursement)	1.64%		1.75%		2.15%		2.66%		2.86	% ††
Short sale expenses	0.36%		0.45%		0.66%		1.27%		1.45	% ††
Portfolio turnover rate	23%		31%		29%		47%		26%
Net assets at end of period (in 000’s)	$445,818		$416,289		$237,543		$28,987		$559

**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.
(e)	Net of waiver/reimbursement and custody fee credit of less than one-tenth of a percent.

30	MainStay High Yield Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class C
	Year ended October 31,								December 14, 2007** through October 31,
	2012		2011		2010		2009		2008
Net asset value at beginning of period	$11.27		$12.01		$10.88		$8.05		$10.00

Net investment income (loss) (a)	0.62		0.59		0.70		0.84		0.40
Net realized and unrealized gain (loss) on investments	0.73		(0.61)		1.52		2.70		(2.02)
Net realized and unrealized gain (loss) on foreign currency transactions	0.05		(0.00	)‡	(0.20)		0.01		—

Total from investment operations	1.40		(0.02)		2.02		3.55		(1.62)

Less dividends and distributions:
From net investment income	(0.61)		(0.57)		(0.81)		(0.72)		(0.33)
From net realized gain on investments	(0.17)		(0.15)		(0.08)		—		—

Total dividends and distributions	(0.78)		(0.72)		(0.89)		(0.72)		(0.33)

Redemption fee (b)	—		—		0.00	‡(a)	0.00	‡(a)	0.00	‡(a)

Net asset value at end of period	$11.89		$11.27		$12.01		$10.88		$8.05

Total investment return (c)	12.97%		(0.16%)		19.27%		46.11%		(16.58	%)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.41%		5.09%		6.07%		8.49%		4.79	% ††
Net expenses (excluding short sale expenses)	2.00	%(e)	2.06	%(e)	2.09%		2.22%		2.12	% ††
Expenses (including short sales expenses, before waiver/reimbursement)	2.36%		2.51%		2.94%		3.58%		4.80	% ††
Short sale expenses	0.36%		0.45%		0.67%		1.27%		1.45	% ††
Portfolio turnover rate	23%		31%		29%		47%		26%
Net assets at end of period (in 000’s)	$172,027		$157,442		$72,327		$3,128		$20

**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.
(e)	Net of waiver/reimbursement and custody fee credit of less than one-tenth of a percent.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	31

Financial Highlights selected per share data and ratios

	Class I
	Year ended October 31,								December 14, 2007** through October 31,
	2012		2011		2010		2009		2008
Net asset value at beginning of period	$11.32		$12.07		$10.92		$8.05		$10.00

Net investment income (loss) (a)	0.73		0.71		0.86		0.88		0.49
Net realized and unrealized gain (loss) on investments	0.75		(0.62)		1.49		2.78		(2.02)
Net realized and unrealized gain (loss) on foreign currency transactions	0.05		(0.00	)‡	(0.20)		0.01		—

Total from investment operations	1.53		0.09		2.15		3.67		(1.53)

Less dividends and distributions:
From net investment income	(0.72)		(0.69)		(0.92)		(0.80)		(0.42)
From net realized gain on investments	(0.17)		(0.15)		(0.08)		—		—

Total dividends and distributions	(0.89)		(0.84)		(1.00)		(0.80)		(0.42)

Redemption fee (b)	—		—		0.00	‡(a)	0.00	‡(a)	0.00	‡(a)

Net asset value at end of period	$11.96		$11.32		$12.07		$10.92		$8.05

Total investment return (c)	14.10%		0.74%		20.54%		47.79%		(15.73	%)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	6.38%		6.05%		7.51%		9.71%		5.91	% ††
Net expenses (excluding short sale expenses)	1.03	%(e)	1.05	%(e)	1.05%		1.04%		1.04	% ††
Expenses (including short sales expenses, before waiver/reimbursement)	1.39%		1.50%		1.89%		2.38%		2.52	% ††
Short sale expenses	0.36%		0.45%		0.66%		1.29%		1.45	% ††
Portfolio turnover rate	23%		31%		29%		47%		26%
Net assets at end of period (in 000’s)	$513,289		$374,780		$290,900		$171,449		$105,928

**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(d)	Total investment return is not annualized.
(e)	Net of waiver/reimbursement and custody fee credit of less than one-tenth of a percent.

32	MainStay High Yield Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

Eclipse Funds Inc. (the “Company”), was incorporated in the state of Maryland on September 21, 1990. The Company is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company, and offers one fund. These financial statements and notes relate to the MainStay High Yield Opportunities Fund (the “Fund”), a diversified fund.

The Fund currently offers four classes of shares. Class A, Class C, and Class I shares commenced operations on December 14, 2007. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The four classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek maximum current income through investment in a diversified portfolio of high-yield debt securities. Capital appreciation is a secondary objective.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Directors (the “Board”) has adopted procedures for the valuation of the Fund’s securities and has delegated the responsibility for valuation determination under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board has authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with questions that arise or cannot be resolved under these procedures. The Sub-Committee will meet (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee shall meet at a later time, as necessary, to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with

New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) of the Fund. These procedures shall be reviewed by the Board no less frequently than annually. Any revisions to these procedures deemed necessary shall be reported to the Board at its next regularly scheduled meeting.

Securities are valued using unadjusted market prices, when available, as supplied primarily by third party pricing services or dealers. To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued by recommendation, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and determinations on a regular basis after considering all relevant information that is reasonably available.

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of October 31, 2012, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Fund may utilize third party vendor evalua-

mainstayinvestments.com	33

Notes to Financial Statements (continued)

tions, whose prices may be derived from one or more of the following standard inputs:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids/Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

Securities for which market value cannot be determined using the methodologies described above are valued by methods deemed in good faith by the Fund’s Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the year ended October 31, 2012, there have been no changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which the trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not available from a third party pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisor reflect the security’s market value; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of October 31, 2012, the Fund held securities with a value of $15,854,864 that were fair valued.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund’s Board, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund’s policies and procedures and are generally categorized as Level 2 in the hierarchy. As of October 31, 2012, the Fund did not hold any foreign equity securities.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and ask prices. Prices normally are taken from the principal market in which each security trades. Investments in other mutual funds are valued at their respective NAV as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible bonds and municipal debt securities) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible bonds and municipal debt securities) supplied by a pricing agent or broker selected by the Fund’s Manager in con-sultation with the Fund’s Subadvisor if any, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund’s Manager, in consultation with the Fund’s Subadvisor, if any, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, Yankee bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not valued using a quoted price in an active market. These securities are generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service, and are generally categorized as Level 2 in the hierarchy.

Credit default swaps are valued at prices supplied by a pricing agent or brokers selected by the Fund’s Manager in consultation with the Fund’s Subadvisor whose prices reflect broker/dealer supplied valuations and electronic data processing techniques. Swaps are marked-to-market daily and the change in value, if any, is recorded as unrealized appreciation or depreciation. These securities are generally categorized as Level 2 in the hierarchy.

34	MainStay High Yield Opportunities Fund

The valuation techniques and significant amounts of unobservable inputs used in the fair valuation measurement of the Fund’s Level 3 securities are outlined in the tables below. A significant increase or decrease in any of those inputs in isolation would result in a significantly higher or lower fair value measurement.

Asset Class	Fair Value at 10/31/12	Valuation Technique	Unobservable Inputs	Input Amount/ Range
Corporate Bond—Auto Manufacturers (4 positions)	$1,912	Income Approach	Estimated Claims Recovery	$0.00–$0.01
Corporate Bond—Mining (1 position)	11,797	Market Approach	Exchange Value	195
			Credit Value	83
Common Stock (1 position)	496,523	Market Approach	EBITDA Multiple	5
Foreign Bonds (1 position)	15,344,632	Market Approach	Yield Discount	75bp

	$15,854,864

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued in good faith in such a manner as the Board deems appropriate to reflect their fair value.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax is required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income, if any, at least monthly and distributions of net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

mainstayinvestments.com	35

Notes to Financial Statements (continued)

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund’s Board. During the term of any repurchase agreement, the Manager will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Loan Assignments, Participations and Commitments. The Fund invests in loan assignments and loan participations. Loan assignments and participations (“loans”) are agreements to make money available (a “commitment”) to a borrower in a specified amount, at a specified rate and within a specified time. Such loans are typically senior, secured and collateralized in nature. The Fund records an investment when the borrower withdraws money and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate.

The loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

The Fund assumes the credit risk of the borrower, the selling participant and any other persons interpositioned between the Fund and the borrower (“intermediate participants”). In the event that the borrower, selling participant or intermediate participants become insolvent or enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. These unfunded amounts are marked to market and recorded in the Statement of Assets and Liabilities. As of October 31, 2012, the Fund did not hold any unfunded commitments.

(I)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Fund is subject to equity price risk and/or interest rate risk in the normal course of investing in these transactions. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by “marking-to-market” such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of all of the margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund.

(J)  Swap Contracts.  The Fund may enter into credit default, interest rate, index and currency exchange rate contracts (“swaps”) for the purpose of attempting to obtain a desired return at a lower cost to the Fund, rather than directly investing in an instrument yielding that desired return or to hedge against credit risk. In a typical swap transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on a particular investment or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount. The payments may be adjusted for transaction costs, interest payments, the amount of interest paid on the investment or instrument or other factors. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the swap.

Credit default swaps, in particular, are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. Such periodic payments are accrued daily and recorded as a realized gain or loss. Credit default swaps may be used to provide a measure of protection against defaults of sovereign or corporate issuers.

Swaps are “marked-to-market” daily based upon quotations from pricing agents, brokers, or market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation. Any payments made or received upon entering a swap would be amortized or accreted over the life of the swap and recorded as a realized gain or loss. Early termination of a swap is recorded as a realized gain or loss.

36	MainStay High Yield Opportunities Fund

The Fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of the swap counterparty. The Fund may be able to eliminate its exposure under a swap either by assignment or other disposition, or by entering into an offsetting swap with the same party or a similar creditworthy party. Swaps are not actively traded on financial markets. Entering into swaps involves elements of credit, market, and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibilities that there will be no liquid market for these swaps, that the counterparty to the swaps may default on its obligation to perform or disagree as to the meaning of the contractual terms in the swaps and that there may be unfavorable changes in interest rates, the price of the index or the security underlying these transactions. As of October 31, 2012, the Fund did not hold any swap contracts.

(K)  Securities Sold Short.  The Fund engages in short sales as part of its investment strategy. When the Fund enters into a short sale, it must segregate the cash proceeds from the security sold short or other securities as collateral for its obligation to deliver the security upon conclusion of the sale. During the period a short position is open, depending on the nature and type of security, short positions held are reflected as liabilities and are marked to market in accordance with the valuation methodologies previously detailed (See Note 2(A)). Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments. Interest on short positions held is accrued daily while dividends declared on short positions existing on the record date are recorded on the ex-dividend date. Both the interest and dividends paid on short sales are recorded as expenses on the Statement of Operations.

(L)  Foreign Currency Forward Contracts.  The Fund may enter into foreign currency forward contracts, which are agreements to buy or sell currencies of different countries on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by “marking-to-market” such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Fund may enter into foreign currency forward contracts to reduce currency risk versus the benchmark or for trade settlement.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund’s involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund’s assets. Moreover, there may be an imperfect correlation between the Fund’s holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts reflects the Fund’s exposure at valuation date to credit loss in the event of a counterparty’s failure to perform its obligations.

(M)  Foreign Currency Transactions.  The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date, and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(N)  Rights and Warrants.  A right is a certificate that permits the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. A warrant is an instrument that entitles the holder to buy an equity security at a specific price for a specific period of time. The Fund may enter into rights and warrants when securities are acquired through a corporate action. With respect to warrants in international markets, the securities are only purchased when the underlying security cannot be purchased due to the many restrictions an industry and/or country might place on foreign investors. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if the warrant is not exercised by the date of its expiration. The securities are sold as soon

mainstayinvestments.com	37

Notes to Financial Statements (continued)

as the opportunity becomes available. The Fund is exposed to risk until each sale is completed. As of October 31, 2012, the Fund did not hold any rights.

(O)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund had no portfolio securities on loan as of October 31, 2012.

(P)  Statement of Cash Flows.  The cash amount shown in the Statement of Cash Flows of the Fund is the amount included in the Fund’s Statement of Assets and Liabilities and represents the cash on hand at its custodian and does not include any Short-Term Investments or deposit at brokers for securities sold short or restricted cash. Cash may include domestic and foreign currency.

(Q)  Restricted Securities.  A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended. The Fund may not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expenses and it may be difficult to obtain a prompt sale at an acceptable price. (See Note 6)

(R)  Concentration of Risk.  The Fund invests in high-yield securities (sometimes called “junk bonds”), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium—a high interest rate or yield—because of the increased risk of loss. These securities can also be subject to greater price volatility.

The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(S)  Indemnifications.  Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Company. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(T)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

Fair value of derivatives instruments as of October 31, 2012:

Asset Derivatives

	Statement of Assets and Liabilities Location	Credit Contracts Risk	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Warrants	Investments in securities, at value	$—	$—	$1,889,051	$—	$1,889,051
Forward Contracts	Unrealized appreciation on foreign currency forward contracts	—	85,952	—	—	85,952
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts (a)	—	—	—	66,622	66,622

Total Fair Value		$—	$85,952	$1,889,051	$66,622	$2,041,625

38	MainStay High Yield Opportunities Fund

Liability Derivatives

	Statement of Assets and Liabilities Location	Credit Contracts Risk	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$—	$—	$—	$(138,478)	$(138,478)
Forward Contracts	Unrealized depreciation on foreign currency forward contracts	—	(589,072)	—	—	(589,072)

Total Fair Value		$—	$(589,072)	$—	$(138,478)	$(727,550)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2012.

Realized Gain (Loss)

	Statement of Operations Location	Credit Contracts Risk	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Warrants	Net realized gain (loss) on security transactions	$—	$—	$42	$—	$42
Futures Contracts	Net realized gain (loss) on futures transactions	—	—	—	(624,971)	(624,971)
Swap Contracts	Net realized gain (loss) on swap transactions	192,575	—	—	—	192,575
Forward Contracts	Net realized gain (loss) on foreign currency transactions	—	721,303	—	—	721,303

Total Realized Gain (Loss)		$192,575	$721,303	$42	$(624,971)	$288,949

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Credit Contracts Risk	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Warrants	Net change in unrealized appreciation (depreciation) on investments	$—	$—	$(143,516)	$—	$(143,516)
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	—	—	—	(122,226)	(122,226)
Swap Contracts	Net change in unrealized appreciation (depreciation) on swap contracts	186,984	—	—	—	186,984
Forward Contracts	Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	—	4,497,489	—	—	4,497,489

Total Change in Unrealized Appreciation (Depreciation)		$186,984	$4,497,489	$(143,516)	$(122,226)	$4,418,731

Number of Contracts, Notional Amounts or Shares/Units

	Credit Contracts Risk	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Warrants (1)	—	—	141,396	—	141,396
Futures Contracts Short (1)	—	—	—	(1,034)	(1,034)
Swap Contracts (2)	22,500,000	—	—	—	22,500,000
Forward Contracts Long (1)	$—	$7,065,781	$—	$—	$7,065,781
Forward Contracts Short (1)	$—	$(144,742,536)	$—	$—	$(144,742,536)

(1)	Amount disclosed represents the weighted average held during the year ended October 31, 2012.

(2)	Amount disclosed represents the actual average held during the year ended October 31, 2012.

mainstayinvestments.com	39

Notes to Financial Statements (continued)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to portion of the salary of the Chief Compliance Officer (“CCO”) of the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of 0.80% of the average daily net assets of the Fund.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class A shares do not exceed 1.30% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund. This agreement will remain in effect until February 28, 2013, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

For the year ended October 31, 2012, New York Life Investments earned fees from the Fund in the amount of $8,226,079.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Company, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $4,532 and $82,939, respectively, for the year ended October 31, 2012. The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares of $3,113 and $37,621, respectively, for the year ended October 31, 2012.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Company. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the year ended October 31, 2012, were as follows:

Investor Class	$3,320
Class A	728,134
Class C	233,484
Class I	768,041

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of October 31, 2012, New York Life and its affiliates beneficially held shares of the Fund with the following values and percentages of net assets as follows:

Class A	$29,825	0.0	%‡
Class C	29,725	0.0	‡
Class I	59,690,250	11.6

‡	Less than one-tenth of a percent.

40	MainStay High Yield Opportunities Fund

Note 4–Federal Income Tax

As of October 31, 2012, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$—	$5,712,119	$(1,543,813)	$37,734,341	$41,902,647

The difference between book basis and tax basis unrealized depreciation is primarily due to wash sale adjustments, constructive sales, mark-to-market of foreign forward contracts and modified debt instruments. The other temporary differencs are primarily due to dividends payable and defaulted bond income accruals.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of October 31, 2012 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$(1,074,570)	$(1,080,868)	$2,155,438

The reclassifications for the Fund are primarily due to foreign currency gain (loss), defaulted bond income accruals, consent fees distribution redesignations, tax equalization and modified debt instruments. Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The tax character of distributions paid during the years ended October 31, 2012 and October 31, 2011 shown in the Statements of Changes in Net Assets was as follows:

	2012	2011
Distributions paid from:
Ordinary Income	$62,448,105	$56,783,288
Long-Term Capital Gain	13,573,438	4,648,873
Total	$76,021,543	$61,432,161

Note 5–Foreign Currency Transactions

As of October 31, 2012, the Fund held the following foreign currencies:

		Currency		Cost		Value
Australian Dollar	AUD	121,853	USD	124,433	USD	126,490
Canadian Dollar	CAD	4		4		4
Euro	EUR	931,904		1,204,797		1,207,887
Pound Sterling	GBP	7,063		11,251		11,397
Total			USD	1,340,485	USD	1,345,778

Note 6–Restricted Securities

As of October 31, 2012, the Fund held the following restricted securities:

Security	Date of Acquisition	Shares/Principal Amount	Cost	10/31/12 Value	Percent of Net Assets
Aleris International, Inc.
Common Stock	7/6/10	13,652	$922,364	$496,523	0.0	%‡
Corporate Bond 6.00% due 6/1/20	7/6/10	$11,797	8,872	11,797	0.0	‡
Total		$25,449	$931,236	$508,320	0.0	%‡

‡	Less than one-tenth of a percent.

mainstayinvestments.com	41

Notes to Financial Statements (continued)

Note 7–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund. Pursuant to the custodian agreement, State Street receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with State Street. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

Note 8–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 29, 2012, under an amended credit agreement, the aggregate commitment amount is $200,000,000 with an optional maximum amount of $250,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee is allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The amended credit agreement expires on August 28, 2013, although the MainStay Funds and the syndicate of banks may renew the amended credit agreement for an additional year on the same or different terms. Prior to August 29, 2012, the aggregate commitment amount was $125,000,000 with an optional maximum amount of $175,000,000. There were no borrowings made or outstanding with respect to the Fund on the amended credit agreement during the year ended October 31, 2012.

Note 9–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2012, purchases and sales of securities, other than short-term securities, were $326,443 and $240,099, respectively.

Note 10–Capital Share Transactions

Investor Class	Shares	Amount
Year ended October 31, 2012:
Shares sold	104,672	$1,201,536
Shares issued to shareholders in reinvestment of dividends and distributions	14,359	161,680
Shares redeemed	(43,701)	(496,828)

Net increase (decrease) in shares outstanding before conversion	75,330	866,388
Shares converted into Investor Class (See Note 1)	9,890	116,883
Shares converted from Investor Class (See Note 1)	(24,993)	(287,569)

Net increase (decrease)	60,227	$695,702

Year ended October 31, 2011:
Shares sold	171,009	$2,021,207
Shares issued to shareholders in reinvestment of dividends and distributions	21,759	255,623
Shares redeemed	(366,801)	(4,238,353)

Net increase (decrease) in shares outstanding before conversion	(174,033)	(1,961,523)
Shares converted into Investor Class (See Note 1)	13,273	146,650
Shares converted from Investor Class (See Note 1)	(34,403)	(399,391)

Net increase (decrease)	(195,163)	$(2,214,264)

Class A	Shares	Amount
Year ended October 31, 2012:
Shares sold	22,170,688	$253,118,126
Shares issued to shareholders in reinvestment of dividends and distributions	2,383,405	26,859,175
Shares redeemed	(24,050,383)	(273,993,023)

Net increase (decrease) in shares outstanding before conversion	503,710	5,984,278
Shares converted into Class A (See Note 1)	24,891	287,569
Shares converted from Class A (See Note 1)	(9,850)	(116,883)

Net increase (decrease)	518,751	$6,154,964

Year ended October 31, 2011:
Shares sold	37,714,090	$446,624,222
Shares issued to shareholders in reinvestment of dividends and distributions	1,799,980	21,031,916
Shares redeemed	(22,422,282)	(258,585,435)

Net increase (decrease) in shares outstanding before conversion	17,091,788	209,070,703
Shares converted into Class A (See Note 1)	34,311	399,391
Shares converted from Class A (See Note 1)	(13,227)	(146,650)

Net increase (decrease)	17,112,872	$209,323,444

42	MainStay High Yield Opportunities Fund

Class C	Shares	Amount
Year ended October 31, 2012:
Shares sold	4,111,926	$46,892,296
Shares issued to shareholders in reinvestment of dividends and distributions	615,397	6,920,330
Shares redeemed	(4,238,887)	(48,049,382)

Net increase (decrease)	488,436	$5,763,244

Year ended October 31, 2011:
Shares sold	10,339,077	$122,797,715
Shares issued to shareholders in reinvestment of dividends and distributions	366,806	4,263,314
Shares redeemed	(2,752,077)	(31,290,963)

Net increase (decrease)	7,953,806	$95,770,066

Class I	Shares	Amount
Year ended October 31, 2012:
Shares sold	23,650,401	$271,497,739
Shares issued to shareholders in reinvestment of dividends and distributions	1,965,293	22,308,182
Shares redeemed	(15,790,197)	(180,927,116)

Net increase (decrease)	9,825,497	$112,878,805

Year ended October 31, 2011:
Shares sold	28,531,549	$340,269,500
Shares issued to shareholders in reinvestment of dividends and distributions	1,502,325	17,595,623
Shares redeemed	(21,041,562)	(244,650,917)

Net increase (decrease)	8,992,312	$113,214,206

Note 11–Other Matters

Lehman Brothers International (Europe) (“LBIE”) was one of the Fund’s trading counterparties for executing short sale transactions. In connection with these securities sold short transactions, Lehman Brothers, Inc. (“LBI”) acted as the Fund’s and LBIE’s agent and the Fund pledged securities as collateral to LBI on its own behalf and also as agent for LBIE, which securities are held in an account with the Fund’s custodian, State Street. As of October 31, 2012, these pledged securities had a market value of approximately $4 million. Additionally, the Fund had other securities that were originally pledged as collateral for LBIE which have since been called by the issuer or have matured. As a result, cash of approximately $45.2 million is pledged as collateral for the benefit of LBIE, and has been deemed restricted by the Fund.

LBIE was placed in administration under the U.K. Insolvency Act on September 15, 2008. Accordingly, the Fund’s ability to transact with LBI/LBIE is limited, and the Fund is unable to close out securities sold short with LBI/LBIE with a market value as of October 31, 2012 of approximately $30 million. The Fund also has not been able to sell the securities that are pledged as collateral for the benefit of LBI/LBIE. While this has not impacted the Fund’s ability to implement its investment strategy to date, until these securities are made available, there may be an impact on the Fund’s ability to fully implement its investment strategy.

The Fund has been pursuing efforts to return the borrowed securities and secure the release of collateral. In furtherance of the Fund’s efforts to secure the release of the collateral, on August 27, 2010, the Fund filed a motion with the U.S. Bankruptcy Court overseeing the U.S. insolvency proceeding relating to LBI seeking to secure release of the collateral. On December 7, 2010, the Trustee for LBI filed a Notice of Determination of Claim allowing the Fund a “customer property” claim for the collateral but the Fund disagrees with this designation and may litigate the determination if the value of the customer property distributions is less than the full value of the collateral. The trustee overseeing the liquidation of LBI recently estimated that customer property claims will recover 100% of the value of their claim, so the Fund does not currently expect to take further legal action. In the event, however, that the Fund does not recover 100% of the value of its claim, the Fund may take further legal action in an effort to recover 100% of the value of the collateral. Such legal action may or may not be successful.

In order to mitigate any potential negative impact on the Fund and its shareholders which may result from a final judicial determination that the Fund is not entitled to the unfettered use and ownership of the collateral, the Fund and New York Life, an affiliate of the Manager, have entered into an agreement with respect to the collateral (the “Agreement”). The Agreement was made as of August 27, 2010. Pursuant to the Agreement, at the conclusion of the bankruptcy appeal process, should the Fund be entitled to obtain less than 100% of the then current market value of the collateral, New York Life will contribute to the Fund the difference between the value of the assets ultimately returned to the Fund and the then current market value of the collateral. Consistent with the Fund’s securities valuation policies described in Note 2(A), the Agreement is being valued by a method deemed in good faith to represent fair value. The primary factors considered in valuing the Agreement include: (1) the likelihood that at the conclusion of the bankruptcy appeal process the Fund will receive less than 100% of the then current market value of the collateral; and (2) the financial strength and capital of New York Life. As of October 31, 2012 and through December 21, 2012, there has been no other information that would lead management to believe that the Fund will receive something less than 100% of the then-current market value of the collateral. Accordingly, the Agreement has been valued at zero dollars as of October 31, 2012.

The Agreement will terminate upon the earlier of the following: (i) the entry of a final order providing the Fund with unfettered use and ownership of all collateral; (ii) satisfaction of New York Life’s payment obligations to the Fund under the Agreement. The Fund is recording its obligations on short sales based on management’s belief that the Fund will ultimately settle those short sales at market value on the date of settlement. Should the settlement amount of the open short positions be something other than the market value on the date of the settlement, the value of this liability could be materially impacted.

Note 12–Reorganization

On October 1, 2009, the Board of the Company approved the reorganization of the Fund into a “shell” series of MainStay Funds Trust, a newly organized Delaware statutory trust. The reorganization will be carried out in accordance with the terms of an Agreement and Plan of Reorganization between the Company and MainStay Funds Trust that

mainstayinvestments.com	43

Notes to Financial Statements (continued)

provides for (1) the acquisition of all of the assets of the Fund by a series (“New Fund”) of MainStay Funds Trust, in exchange for shares of the New Fund and the assumption of all liabilities of the Fund by the New Fund and (2) the subsequent liquidation of the Fund (“Reorganization”). After considering all relevant facts, the Board determined that the Reorganization is in the best interests of the Fund’s shareholders and that the interests of shareholders would not be diluted as a result of the Reorganization.

The closing of the Reorganization for the Fund has been postponed until such time as the matters regarding the open short positions are resolved with LBIE. The Reorganization will not be subject to shareholder approval under applicable law. Upon closing, shareholders of the Fund will own shares of the corresponding class of the New Fund that are equal in number and in value to the shares of the Fund that were held by those shareholders immediately prior to the closing of the Reorganization. The closing of the Reorganization will be conditioned upon, among other things, receiving an opinion of counsel to the effect that the proposed Reorganization will qualify as a tax-free reorganization for Federal income tax purposes. Importantly, the Reorganization is not expected to have a material impact on the manner in which the Fund is managed or on shareholders’ ability to purchase, redeem or exchange shares of the MainStay Funds they own. In particular, no changes are expected to the Fund’s investment objective, investment process, portfolio management, risks, class structure, or fees solely as a result of the Reorganization.

Note 13–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2012, events and transactions subsequent to October 31, 2012 through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

44	MainStay High Yield Opportunities Fund

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

Eclipse Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay High Yield Opportunities Fund (the “Fund”), the sole fund comprising the Eclipse Funds, Inc., as of October 31, 2012, and the related statements of operations and cash flows for the year then ended, the statement of changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position MainStay High Yield Opportunities Fund of Eclipse Funds, Inc as of October 31, 2012, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 21, 2012

mainstayinvestments.com	45

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $13,573,438 as long term capital distribution.

For the fiscal year ended October 31, 2012, the Fund designated approximately $679,139 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2012, should be multiplied by 0.7% to arrive at the amount eligible for the corporate dividends received deduction.

In February 2013, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2012. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2012.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

46	MainStay High Yield Opportunities Fund

Board Members and Officers (Unaudited)

The Board Members oversee the MainStay Group of Funds (which is comprised of Funds that are series of The MainStay Funds, Eclipse Trust, Eclipse Funds Inc., MainStay Funds Trust, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund, and MainStay Defined Term Municipal Opportunities Fund) (collectively, the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s) and other service providers to the Fund Complex. Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75.

Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 800-MAINSTAY (624-6782) or by going online to mainstayinvestments.com.

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Interested Board Member*	John Y. Kim 9/24/60	Indefinite; Eclipse Trust: Trustee since 2008; Eclipse Funds Inc.: Director since 2008 (1 fund); The MainStay Funds: Trustee since 2008 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc. since 2008 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011 Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011	Member of the Board of Managers, President and Chief Executive Officer (since 2008), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board, MacKay Shields LLC since 2008; Chairman of the Board, Institutional Capital LLC, Madison Capital Funding LLC, Madison Square Investors LLC and McMorgan & Company LLC; Chairman of the Board, NYLIFE Distributors LLC and Chairman of the Board, NYLCAP Manager LLC (since 2008) President, Prudential Retirement, a business unit of Prudential Financial, Inc. (2002 to 2007)	75	None

*	This Board Member is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Private Advisors LLC, Institutional Capital LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During the Past Five Years.”

mainstayinvestments.com	47

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Susan B. Kerley 8/12/51

Indefinite;
Eclipse Trust: Chairman since 2005, and Trustee since 2000;
Eclipse Funds Inc.: Chairman since 2005 and Director since 1990 (1 fund); The MainStay Funds: Chairman and Board Member since 2007 (12 funds);
MainStay Funds Trust: Chairman and Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Chairman and Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (28 portfolios).

Private Advisors Alternative Strategies Master Fund: Chairman and Trustee since 2011

Private Advisors Alternative Strategies Fund: Chairman and Trustee since 2011

MainStay DefinedTerm Municipal Opportunities Fund: Chairman and Trustee since 2011.

			President, Strategic Management Advisors LLC (since 1990)	75	Trustee, Legg Mason Partners Funds, since 1992 (51 portfolios)

48	MainStay High Yield Opportunities Fund

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Alan R. Latshaw 3/27/51

Indefinite;
Eclipse Trust: Trustee and Audit Committee Financial Expert since 2007;
Eclipse Funds Inc.:
Director and Audit Committee Financial Expert since 2007 (1 fund);
The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006 (12 funds);
MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2009 (31 funds); and
MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (28 portfolios).

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011.

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011.

			Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	75	Trustee, State Farm Associates Funds Trusts since 2005 (4 portfolios); Trustee, State Farm Mutual Fund Trust since 2005 (15 portfolios); Trustee, State Farm Variable Product Trust since 2005 (9 portfolios)

mainstayinvestments.com	49

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Peter Meenan 12/5/41	Indefinite; Eclipse Funds: Trustee since 2002; Eclipse Funds Inc.: Director since 2002 (1 fund); The MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011. Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.	Independent Consultant; President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	75	None
	Richard H. Nolan, Jr. 11/16/46	Indefinite; Eclipse Trust: Trustee since 2007; Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2006 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011. Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.	Managing Director, ICC Capital Management; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	75	None

50	MainStay High Yield Opportunities Fund

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Richard S. Trutanic 2/13/52	Indefinite; Eclipse Trust: Trustee since 2007; Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 1994 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011. Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	75	None

mainstayinvestments.com	51

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Roman L. Weil 5/22/40

Indefinite;
Eclipse Trust: Trustee and Audit Committee Financial Expert since 2007;

Eclipse Funds Inc.: Director and Audit Committee Financial Expert since 2007 (1 fund);

The MainStay Funds: Trustee and Audit Committee Financial Expert since 2007 (12 funds);

MainStay Funds Trust: Trustee since 2009 (31 funds); and

MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 1994 and Audit Committee Financial Expert since 2003 (28 portfolios).

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011.

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011.

			Visiting Professor, University of California—San Diego (since October 2012); Visiting Professor, Southern Methodist University (2011); Visiting Professor, NYU Stem School of Business, New York University (2011); President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago (1965-2008)	75	None

52	MainStay High Yield Opportunities Fund

	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	John A. Weisser 10/22/41	Indefinite; Eclipse Trust: Trustee since 2007; Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2009 (31 funds); and MainStay VP Funds Trust: Trustee since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 1997 (28 portfolios). Private Advisors Alternative Strategies Master Fund: Trustee since 2011. Private Advisors Alternative Strategies Fund: Trustee since 2011 MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.	Retired. Managing Director of Salomon Brothers, Inc. (1971 to 1995)	75	Trustee, Direxion Funds since 2007 (21 portfolios); Direxion Insurance Trust since 2007 (1 portfolio); Trustee, Direxion Shares ETF Trust, since 2008 (47 portfolios)

mainstayinvestments.com	53

The following individuals have been appointed by the Board Members to serve as Officers of the MainStay Group of Funds.

	Name and Date of Birth	Positions(s) Held with the Funds and Length of Service	Principal Occupation(s) During Past Five Years
Officers	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, Eclipse Trust, Eclipse Funds, Inc. and The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Assistant Treasurer, New York Life Investment Management Holdings LLC (since 2008); Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial Accounting Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011); Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2007)
	Jeffrey A. Engelsman 9/28/67	Vice President and Chief Compliance Officer, Eclipse Trust, Eclipse Funds, Inc., The MainStay Funds and MainStay Funds Trust (since 2009)	Managing Director, Compliance (since 2009), Director and Associate General Counsel, New York Life Investment Management LLC (2005 to 2008); Assistant Secretary, NYLIFE Distributors LLC (2006 to 2008); Vice President and Chief Compliance Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund, DefinedTerm Municipal Opportunities Fund (since 2011); MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2009); Assistant Secretary, The MainStay Funds (2006 to 2008); Assistant Secretary, Eclipse Trust, Eclipse Funds, Inc. and MainStay VP Series Fund, Inc. (2005 to 2008)
	Stephen P. Fisher 2/22/59	President, Eclipse Trust, Eclipse Funds, Inc. and The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Director, Senior Vice President, New York Life Insurance and Annuity Corporation (since 2011); Manager, President and Chief Operating Officer, NYLIFE Distributors LLC (since 2008); Chairman of the Board, NYLIM Service Company LLC (since 2008); Senior Managing Director and Chief Marketing Officer, New York Life Investment Management LLC (since 2005); President, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011); MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2007)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, Eclipse Trust, Eclipse Funds, Inc., The MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011); MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2010); Director and Counsel of Credit Suisse, Chief Legal Officer and Secretary of Credit Suisse Asset Management, LLC and Credit Suisse Funds (2003 to 2010)
	Scott T. Harrington 2/8/59	Vice President—Administration, Eclipse Trust, Eclipse Funds, Inc. and The MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Executive Vice President, New York Life Trust Company and New York Life Trust Company FSB (since 2006); Vice President—Administration, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011); MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2005)

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Private Advisors LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one-year term.

54	MainStay High Yield Opportunities Fund

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Growth Equity Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund1

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Small Cap Fund

MainStay 130/30 Core Fund

International/Global Equity

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay 130/30 International Fund

Income

Taxable Bond

MainStay Flexible Bond Opportunities Fund

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Intermediate Term Bond Fund

MainStay Short Term Bond Fund

MainStay Money Market Fund

Municipal Bond

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Free Bond Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Madison Square Investors LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

Winslow Capital Management, Inc.

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP

PricewaterhouseCoopers LLP

1. Effective January 13, 2012, the Fund was closed to new investors with certain exceptions.

2. The Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

mainstayinvestments.com

The MainStay Funds are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors is a Member FINRA/SIPC.

MainStay Investments is a service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

© 2013 by NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

MYLIM-28304 MS265-12	MSHYR11-12/12 NL0C3

Item 2. Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). A copy of the Code is filed herewith. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that the Registrant has two audit committee financial experts serving on its Audit Committee. The Audit Committee financial experts are Alan R. Latshaw and Roman L. Weil. Messrs. Latshaw and Weil are “independent” within the meaning of that term under the Investment Company Act of 1940.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The aggregate fees billed for the fiscal year ended October 31, 2012 for professional services rendered by KPMG for the audit of the Registrant’s annual financial statements or services that were normally provided by the KPMG in connection with the statutory and regulatory filings or engagements for that fiscal year were $48,600.

The aggregate fees billed for the fiscal year ended October 31, 2011 for professional services rendered by KPMG LLP (“KPMG”) for the audit of the Registrant’s annual financial statements or services that are normally provided by KPMG in connection with statutory and regulatory filings or engagements for that fiscal year were $74,380.

(b)	Audit Related Fees

The aggregate fees billed for the fiscal year ended October 31, 2012 for assurance and related services by KPMG that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0.

The aggregate fees billed for the fiscal year ended October 31, 2011 for assurance and related services by KPMG that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0. These audit-related services include review of financial highlights for the Registrant’s registration statements and issuance of consents to use KPMG’s reports.

(c)	Tax Fees

The aggregate fees billed for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $4,715(i) during the fiscal year ended October 31, 2012, and (ii) $8,595 during the fiscal year ended October 31, 2011. These services included preparation of and advice relating to federal, state and local income tax returns and excise tax returns, as well as services relating to excise tax distribution requirements.

(d)	All Other Fees

The aggregate fees billed for the fiscal year ended October 31, 2012 for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $0. The aggregate fees billed for the fiscal year ended October 31, 2011 for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $0.

(e)	Pre-Approval Policies and Procedures

(1)	The Registrant’s Audit Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of the types of services that may be provided to the Registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting. To date, the Audit Committee has not delegated such authority.

(2)	With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	There were no hours expended on KPMG’s engagement to audit the Registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than KPMG’s full-time, permanent employees.

(g)	All non-audit fees billed by KPMG for services rendered to the Registrant for the fiscal years ended October 31, 2012 and October 31, 2011 are disclosed in 4(b)-(d) above.

The aggregate non-audit fees billed by KPMG for services rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were approximately: (i) $0 for the fiscal year ended October 31, 2012 and (ii) $0 for the fiscal year ended October 31, 2011.

(h)	The Registrant’s Audit Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining KPMG’s independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

The Schedule of Investments is included as part of Item 1 of this report.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Since the Registrant’s last response to this Item, there have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	Based on an evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, the “Disclosure Controls”) as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b) Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

ECLIPSE FUNDS
By:	/s/ Stephen P. Fisher
Stephen P. Fisher
President and Principal Executive Officer

Date: January 7, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen P. Fisher
Stephen P. Fisher
President and Principal Executive Officer

Date: January 7, 2013

By:	/s/ Jack R. Benintende
Jack R. Benintende
Treasurer and Principal Financial and Accounting Officer

Date: January 7, 2013

EXHIBIT INDEX

(a)(1) Code of Ethics

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b) Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.